UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☐	Soliciting Material Pursuant to §240.14a-12
SPIRIT AEROSYSTEMS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

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March 24, 2008

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of SPIRIT AEROSYSTEMS HOLDINGS, INC., which will be held on Tuesday, April 22, 2008, at the Marriot Westfields Washington Dulles located at 14750 Conference Center Drive, Chantilly, Virginia, at 11:00 A.M. Eastern Time.

Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

Your Board of Directors recommends a vote for the election of the nominees for directors, approval of amendments to the Company’s Short-Term Incentive Plan, approval of amendments to the Company’s Amended and Restated Long-Term Incentive Plan and ratification of the selection of the Company’s independent registered public accounting firm. You will have an opportunity to submit questions or comments on matters of interest to stockholders generally.

Your vote is important. Whether or not you plan to attend the Annual Meeting in person, I urge you to complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy card.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. I look forward to greeting as many of our stockholders as possible.

Sincerely,

Jeffrey L. Turner
Chief Executive Officer

The use of cameras at the Annual Meeting is prohibited and they will not be allowed into the meeting or any other related areas, except by credentialed media. We realize that many cellular phones have built-in digital cameras, and while these phones may be brought into the venue, the camera function may not be used at any time.

SPIRIT AEROSYSTEMS HOLDINGS, INC.
3801 South Oliver
Wichita, Kansas 67210

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	Tuesday, April 22, 2008, 11:00 A.M. Eastern Time. Registration will begin at 9:00 A.M. The Annual Meeting will begin at 11:00 A.M.

PLACE	Marriot Westfields Washington Dulles located at 14750 Conference Center Drive, Chantilly, Virginia 20151.

AGENDA	1.	Elect the ten members of the Board of Directors of the Company to serve until the 2009 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

	2.	Approve amendments to the Spirit AeroSystems Holdings, Inc. Short-Term Incentive Plan to (i) increase the number of shares of common stock available for grant under the plan by 2,000,000 shares, and (ii) change the class of shares of common stock granted under the plan from Class B Common stock to Class A Common stock.

	3.	Approve amendments to the Spirit AeroSystems Holdings, Inc. Amended and Restated Long-Term Incentive Plan to (i) increase the number of shares of common stock available for grant under the plan by 3,000,000 shares, and (ii) change the class of shares of common stock granted under the plan from Class B Common stock to Class A Common stock.

	4.	Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2008.

	5.	Transact any other business properly brought before the meeting.

RECORD DATE	You can vote if you were a stockholder at the close of business on March 14, 2008.

MEETING ADMISSION	Registered Stockholders. An admission ticket is attached to your proxy card. Please bring the admission ticket with you to the meeting.

Beneficial Stockholders. Stockholders whose stock is held by a broker or bank (often referred to as “holding in street name”) should come to the beneficial stockholders table. In order to be admitted, beneficial stockholders must bring account statements or letters from their brokers or banks showing that they owned the Company’s stock as of March 14, 2008. In order to vote at the meeting, beneficial stockholders must bring legal proxies, which they can obtain only from their brokers or banks. In all cases, stockholders must bring photo identification to the meeting for admission.

VOTING BY PROXY	Registered Stockholders. Please vote by mail by completing, signing, dating and promptly mailing the proxy card in the enclosed addressed envelope for which no postage is required if mailed in the United States. Any proxy may be revoked at any time prior to its exercise at the meeting.

Beneficial Stockholders. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

The enclosed Proxy Statement is issued in connection with the solicitation of a proxy on the enclosed form by the Board of Directors of Spirit AeroSystems Holdings, Inc., for use at the Company’s 2008 Annual Meeting of Stockholders. The Proxy Statement not only describes the items that stockholders are being asked to consider and vote on at the Company’s 2008 Annual Meeting, but also provides you with important information about our company. Financial and other important information concerning our company is also contained in our 2007 Annual Report for the fiscal year ended December 31, 2007.

Pursuant to new rules promulgated by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This Proxy Statement and our 2007 Annual Report are available at the “Investor Relations” portion of our web site at www.spiritaero.com. We began distributing this Proxy Statement, a form of proxy and the 2007 Annual Report on or about March 24, 2008.

By order of the Board of Directors.

Sincerely,

Gloria Farha Flentje
Secretary
Spirit AeroSystems Holdings, Inc.
3801 South Oliver
Wichita, Kansas 67210
March 24, 2008

IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. Promptly voting your shares by completing, signing, dating, and returning the enclosed proxy card will save the Company the expense and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Company’s
2008 Annual Meeting of Stockholders to be Held on April 22, 2008

The Proxy Statement and 2007 Annual Report are available at
http://www.spiritaero.com/investor.aspx. Information on the Company’s website does not constitute a part of this Proxy Statement.

PROXY STATEMENT
TABLE OF CONTENTS

PROXY STATEMENT FOR 2008 ANNUAL MEETING OF STOCKHOLDERS	1
General Information Regarding the Annual Meeting	1
Vote Required for Approval	1
Householding of Annual Meeting Materials	2
PROPOSAL 1: ELECTION OF DIRECTORS	2
Recommendation of the Board of Directors	2
Information Regarding Nominees for Election of Directors	2
CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS	4
Corporate Governance Information	4
Director Independence	4
Nomination of Directors	5
Communications with the Board	6
Committees of the Board	6
Board Meetings and Attendance; Annual Meetings Attendance	8
COMPENSATION OF NON-MANAGEMENT DIRECTORS	8
Director Compensation for Fiscal Year 2007	10
Certain Relationships and Related Transactions	10
STOCK OWNERSHIP	12
Information Regarding Beneficial Ownership of Principal Stockholders, Directors, and Management	12
Compensation Committee Interlocks and Insider Participation	15
Section 16(a) Beneficial Ownership Reporting Compliance	15
EXECUTIVE COMPENSATION	16
Compensation Discussion and Analysis	16
Compensation Committee Report	26
Summary Compensation Table for Fiscal Years 2006 and 2007	27
Grants of Plan-Based Awards for Fiscal Year 2007	28
Outstanding Equity Awards at End of Fiscal Year 2007	29
Option Exercises and Stock Vested for Fiscal Year 2007	29
Pension Benefits	30
Nonqualified Deferred Compensation	32
Potential Payments on Termination or Change-in-Control	32
PROPOSAL 2: APPROVAL OF AMENDMENTS TO THE COMPANY’S SHORT-TERM INCENTIVE PLAN	38
Proposed Amendments	38
Discussion of the Amendments	39
Recommendation of the Board of Directors	39
Description of the STIP	39
Federal Income Tax Considerations	41
Specific Benefits	41
Vote Required	42

PROPOSAL 3: APPROVAL OF AMENDMENTS TO THE COMPANY’S AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN	42
Proposed Amendments	42
Discussion of the Amendments	42
Recommendation of the Board of Directors	42
Description of the LTIP	43
Federal Income Tax Considerations	44
Specific Benefits	44
Vote Required	45
Equity Compensation Plan Information	45
PROPOSAL 4: RATIFICATION OF SELECTION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	46
Overview	46
Recommendation of the Board of Directors	46
Report of the Audit Committee	46
Fees Billed by the Independent Registered Public Accounting Firm	47
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm	48
OTHER MATTERS	48
General	48
The Company’s Solicitation of Proxies	48
Stockholders Proposals to Be Presented at the Next Annual Meeting	48
The Company’s Website	48
APPENDIX A — Amended and Restated Short-Term Incentive Plan	A-1
APPENDIX B — Amended and Restated Long-Term Incentive Plan	B-1

SPIRIT AEROSYSTEMS HOLDINGS, INC.
3801 South Oliver
Wichita, Kansas 67210

PROXY STATEMENT FOR 2008 ANNUAL MEETING OF STOCKHOLDERS

General Information Regarding the Annual Meeting

This Proxy Statement, which was first mailed to stockholders on or about March 24, 2008 (the “Mailing Date”), is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SPIRIT AEROSYSTEMS HOLDINGS, INC. (the “Company”), to be voted at the Company’s 2008 Annual Meeting of Stockholders, which will be held at 11:00 A.M. Eastern Time on Tuesday, April 22, 2008, at the Marriot Westfields Washington Dulles located at 14750 Conference Center Drive, Chantilly, Virginia 20151, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

Any stockholder signing and returning the enclosed proxy has the power to revoke it by (1) giving written notice of revocation of such proxy to the Company’s Corporate Secretary at the address set forth above, (2) completing, signing and submitting a new proxy card relating to the same shares and bearing a later date, or (3) attending the Annual Meeting and voting in person, although attendance at the meeting will not, by itself, revoke a proxy. The shares represented by the enclosed proxy will be voted as specified therein if said proxy is properly signed and received by the Company prior to the time of the Annual Meeting and is not properly revoked. The expense of this proxy solicitation will be borne by the Company. The Company’s principal executive offices are located at 3801 South Oliver, Wichita, KS 67210.

The Board has fixed the close of business on March 14, 2008 as the record date for determining the holders of common stock entitled to notice of and to vote at the Annual Meeting. On March 14, 2008, there were 102,776,848 shares of Class A Common stock outstanding, held of record by 54 stockholders. Each outstanding share of Class A Common stock is entitled to one vote. On March 14, 2008, there were 34,211,006 shares of Class B Common stock outstanding, held of record by 96 stockholders, excluding shares issued to certain employees and directors of the Company which are subject to certain vesting requirements, and during the pendency of such requirements, may not be voted. Each outstanding share of Class B Common stock is entitled to ten votes. Each outstanding share of Class B Common stock is convertible, at any time after vesting, at the option of the holder, into one share of Class A Common stock.

Vote Required for Approval

The presence, in person or by proxy, of stockholders entitled to cast a majority of the votes which all stockholders are entitled to cast at the Annual Meeting is necessary to constitute a quorum for the transaction of business. The Company will count abstentions and “broker non-votes” only for the purpose of determining the presence or absence of a quorum. “Broker non-votes” occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Under the rules of the New York Stock Exchange (“NYSE”), brokers may exercise discretion to vote shares as to which instructions are not given with respect to the election of directors and the ratification of the selection of our independent registered public accounting firm.

With respect to Proposal 1—the election of the ten members of the Board, a plurality of the votes cast in person or by proxy at the Annual Meeting is necessary for election of each member. Stockholders are not entitled to cumulate votes in electing directors. Any shares not voted (whether by abstention, “broker non-vote” or otherwise) will have no impact on the election of the members of the Board.

Each of Proposals 2, 3 and 4 will be approved if stockholders entitled to cast a majority of the votes which all stockholders present, in person or by proxy, are entitled to vote on the matter, vote “FOR” such Proposal. Abstentions and “broker non-votes” will not be counted as votes “FOR” or “AGAINST” Proposals 2, 3 and 4.

However, because abstentions and “broker non-votes” will be counted as present at the Annual Meeting, they will have the effect of votes “AGAINST” Proposals 2, 3 and 4.

Votes cast by proxy or in person at the Annual Meeting will be received and tabulated by The Bank of New York, the Company’s transfer agent and the inspector of elections for the Annual Meeting.

Householding of Annual Meeting Materials

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of the Proxy Statement may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of the Proxy Statement to any stockholder who contacts the Company’s Investor Relations Department by writing to Spirit AeroSystems, Investor Relations, P.O. Box 780008, Wichita, KS, 67278-0008, or by calling (316) 523-1797 or by sending an email request to investorrelations@spiritaero.com. If a stockholder is receiving multiple copies of the Proxy Statement at the stockholder’s household and would like to receive a single copy of the Proxy Statement for a stockholder’s household in the future, the stockholder should contact his or her broker, other nominee record holder, or the Company’s Investor Relations Department to request mailing of a single copy of the Proxy Statement.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board currently consists of ten directors and will consist of ten directors following the Annual Meeting. Cornelius (Connie Mack) McGillicuddy, III and Seth Mersky have informed the Company that they will not be standing for re-election at the Annual Meeting and as a result, their terms as directors will expire effective as of the Annual Meeting.

The Corporate Governance and Nominating Committee has nominated each of the ten persons listed below for election as directors, with Charles L. Chadwell and James L. Welch being nominated to fill the vacancies that will be created by the expiration of Messrs. McGillicuddy’s and Mersky’s terms as directors. In accordance with the terms of our Special Security Agreement (the “Special Security Agreement”) with the United States Department of Defense (the “DoD”), the qualification of Messrs. Welch and Chadwell to serve on the Board is subject to the approval by the DoD of at least one of them. Their appointment is currently under consideration by the DoD. If elected at the Annual Meeting, and in the case of Messrs. Chadwell and Welch, if duly qualified to serve, each of the ten nominees will hold office until the next Annual Meeting of Stockholders, and until their successors are elected and qualified. All of the nominees except Charles L. Chadwell and James L. Welch have served as directors of the Company since the last Annual Meeting of Stockholders.

Each nominee for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, it is the intention of the proxy holders to vote such proxy for such other person or persons as designated by the present Board to fill such vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the nominees named below. A director must receive a plurality of the votes of the shares entitled to vote on the election of a director and voted in favor thereof in order to be elected.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

Information Regarding Nominees for Election as Directors

The following sets forth certain information with respect to the ten nominees for election as Directors of the Company at the Annual Meeting, based on information furnished to the Company by each Director.

Charles L. Chadwell, 67. Mr. Chadwell has been nominated to become a director of the Company. Until his retirement in 2002, Mr. Chadwell served as Vice President and General Manager of Commercial Engine Operations for General Electric Aircraft Engines. Prior to that, he held a variety of general management and senior management positions at General Electric Aircraft Engines. Mr. Chadwell serves on the Board of Directors of B/E Aerospace, Inc.

Ivor (Ike) Evans, 65. Mr. Evans became a director of the Company on November 15, 2006. Mr. Evans has been an Operating Partner at Thayer Capital Partners since April 2005. Mr. Evans served as Vice Chairman of Union Pacific Corporation and Union Pacific Railroad from January 2004 through February 2005. From 1998 to February 2005 he was President and Chief Operating Officer of Union Pacific Railroad. Prior to joining Union Pacific in 1998, Mr. Evans held senior management positions at Emerson Electric and Armtek Corporation. Mr. Evans serves on the Board of Directors of Textron Inc., Cooper Industries, Ltd. and Arvin Meritor, Inc.

Paul Fulchino, 61. Mr. Fulchino became a director of the Company on November 15, 2006. Mr. Fulchino has served as Chairman, President, and Chief Executive Officer of Aviall, Inc. since January 2000. Aviall, Inc. became a wholly-owned subsidiary of The Boeing Company (“Boeing”) on September 20, 2006. From 1996 through 1999, Mr. Fulchino was President and Chief Operating Officer of B/E Aerospace, Inc., a leading supplier of aircraft cabin products and services. From 1990 to 1996, Mr. Fulchino served in the capacities of President and Vice Chairman of Mercer Management Consulting, Inc., an international general management consulting firm. Earlier in his career, Mr. Fulchino held various engineering positions at Raytheon Company.

Richard Gephardt, 67. Mr. Gephardt became a director of the Company on November 15, 2006. Mr. Gephardt was a member of the U.S. House of Representatives from 1977 to 2005 during which time he served as the Majority and Minority Leader. Since 2005, Mr. Gephardt has served as President and CEO of Gephardt Group, a multi-disciplined consulting firm. Mr. Gephardt is also an advisor to Goldman Sachs and Senior Counsel at DLA Piper. Mr. Gephardt serves on the Board of Directors of U.S. Steel, Centene Corporation, Embarq Corporation and Dana Corporation.

Robert Johnson, 60. Mr. Johnson became a director of the Company on November 15, 2006 and serves as Chairman of the Board. On August 1, 2006, Mr. Johnson became the Chief Executive Officer of Dubai Aerospace Enterprise Ltd. Mr. Johnson was Chairman of Honeywell Aerospace from January 2005 through January 2006, and from 2000 to 2004 he was its President and Chief Executive Officer. From 1994 to 1999 he served as AlliedSignal’s President of Marketing, Sales, and Service, and as President of Electronic and Avionics, and earlier as Vice President of Aerospace Services. Prior to joining Honeywell in 1994, he held management positions at AAR Corporation for two years and General Electric Aircraft Engines for 24 years. Mr. Johnson serves on the Board of Directors of Ariba, Inc. and Roper Industries, Inc.

Ronald Kadish, 59. Mr. Kadish became a director of the Company on November 15, 2006. Mr. Kadish served over 34 years with the U.S. Air Force until he retired on September 1, 2004, at the rank of Lieutenant General. During that time, Mr. Kadish served as Director, Missile Defense Agency and Director, Ballistic Missile Defense Organization, both of the Department of Defense. In addition, Mr. Kadish served in senior program management capacities, including the F-16, C-17, and F-15 programs. Since February 15, 2005, he has served as a Vice President at Booz Allen Hamilton. Mr. Kadish serves on the Board of Directors of Orbital Sciences Corp.

Francis Raborn, 64. Mr. Raborn became a director of the Company on November 15, 2006. Until his retirement in 2005, Mr. Raborn served as Vice President and Chief Financial Officer of United Defense, L.P. since its formation in 1994 and as a director since 1997. Mr. Raborn joined FMC Corporation, or FMC, the predecessor of United Defense, L.P. in 1977 and held a variety of financial and accounting positions, including Controller of FMC’s Defense Systems Group from 1985 to 1993 and Controller of FMC’s Special Products Group from 1979 to 1985.

Jeffrey L. Turner, 56. Mr. Turner became a director of the Company on November 15, 2006, and has served as its President and Chief Executive Officer since June 2006. Since June 16, 2005, he has also served in such capacities for Spirit AeroSystems, Inc. Mr. Turner joined Boeing in 1973, and was appointed as Vice President-General Manager of Boeing Wichita Division in November 1995. Prior to his appointment as Vice President-General Manager of Boeing Wichita Division, Mr. Turner held various management positions in systems development, quality, production, services and finance in Boeing Computer Services, Boeing Military

Airplane Company and Boeing Commercial Airplane Company. Mr. Turner serves on the Board of Directors of INTRUST Financial Corp.

James L. Welch, 53. Mr. Welch has been nominated to become a director of the Company. Mr. Welch currently serves as the Interim Chief Executive Officer of JHT Holdings, Inc., a leading provider of truck transportation services. From June 2000 until January 2007, Mr. Welch served as President and Chief Executive Officer of Yellow Transportation, a leading provider of transportation services for industrial, commercial and retail goods. Mr. Welch joined Yellow Transportation in 1978 and, prior to his appointment as President and Chief Executive Officer, he held various senior management positions at Yellow Transportation. Mr. Welch received his Bachelor of Science in Psychology from West Texas A&M. Mr. Welch serves on the Board of Directors of SkyWest, Inc.

Nigel Wright, 44. Mr. Wright became a director of the Company on February 7, 2005. Mr. Wright was Vice President and Secretary of the Company from February 2005 until November 15, 2006, and was Treasurer of the Company from February 2005 through June 2006. Mr. Wright is a Managing Director of Onex Corporation, which he joined in 1997. Prior to joining Onex, Mr. Wright was a Partner at the law firm of Davies, Ward & Beck for seven years, practicing mergers and acquisitions and securities law. Previously he worked for almost three years in the policy unit of the Canadian Prime Minister’s office. Mr. Wright serves on the Board of Directors of Res-Care, Inc.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Corporate Governance Information

The Company’s Corporate Governance Guidelines and the charters of the three standing committees of the Board describe the governance practices the Company follows. The Corporate Governance Guidelines and committee charters are intended to ensure that the Board has the necessary authority and practices in place to review and evaluate the Company’s business operations and to make decisions that are independent of the Company’s management. The Corporate Governance Guidelines also are intended to align the interests of the Company’s directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines establish the practices the Board follows with respect to the obligations of the Board and each director; Board composition and selection; Board meetings and involvement of senior management; chief executive officer performance evaluation and succession planning; Board committee composition and meetings; director compensation; director orientation and education; and director access to members of management and to independent advisors. The Board annually conducts a self-evaluation to assess compliance with the Corporate Governance Guidelines and identify opportunities to improve Board performance.

The Corporate Governance Guidelines and committee charters are reviewed periodically and updated as necessary to reflect changes in regulatory requirements and evolving oversight practices. The Corporate Governance Guidelines comply with corporate governance requirements contained in the listing standards of the NYSE and make enhancements to the Company’s corporate governance policies. Current copies of the Company’s Corporate Governance Guidelines and Code of Ethics and Business Conduct are available under the “Investor Relations” portion of the Company’s website, www.spiritaero.com, and are available in print free of charge to the Company’s stockholders by written request to the Company at Spirit AeroSystems Holdings, Inc., 3801 South Oliver, Wichita, KS 67210, Attn: Corporate Secretary.

Director Independence

The Company is deemed to be a “controlled company” under the rules of the NYSE because more than fifty percent of the voting power of the Company is held by Onex Corporation, Onex Partners LP, and their affiliates (collectively, “Onex”). See “Information Regarding Beneficial Ownership of Principal Stockholders, Directors, and Management” below. Therefore, the Company qualifies for the “controlled company” exception to the board of directors and committee composition requirements under the rules of the NYSE. Pursuant to this exception, the Company is exempt from the rules that would otherwise require that the Board be comprised of a majority of “independent directors” and that the Company’s Compensation Committee and the Corporate Governance and Nominating Committee be comprised solely of “independent directors,” as defined under the rules of the NYSE. The controlled company exception does not modify the independence requirements for the Company’s Audit Committee, and the Company intends to comply with the requirements of the Sarbanes-Oxley Act of 2002 and the NYSE rules, which require that the Company’s Audit Committee be comprised of independent directors exclusively.

The Board has analyzed the independence of each director and nominee and has determined that the following directors and nominees meet the standards of independence under the Company’s Corporate Governance Guidelines and applicable NYSE listing standards, including that each such director or nominee is free of any relationship that would interfere with his individual exercise of independent judgment: Mr. Raborn, Mr. Evans, Mr. Kadish, Mr. Johnson, Mr. McGillicuddy, Mr. Chadwell and Mr. Welch.

Independent directors do not currently comprise a majority of the Board as the Company is a “controlled company” within the meaning of NYSE rules and qualifies for an exception to certain board of directors and committee composition requirements under such rules. Likewise, the Company’s Compensation Committee and Corporate Governance and Nominating Committee are not comprised solely of independent directors. If all of the nominees for director are elected to the Board, independent directors will comprise a majority of the Board following the Annual Meeting.

Nomination of Directors

The Corporate Governance and Nominating Committee is responsible for identifying and evaluating qualified potential candidates to serve on the Board and recommending to the Board for its selection those nominees to stand for election as directors at the Company’s Annual Meeting of Stockholders. While the Corporate Governance and Nominating Committee has established no minimum eligibility requirements for candidates to serve on the Board, in performing its duties, the Corporate Governance and Nominating Committee considers any criteria approved by the Board; the candidate’s judgment, skill, education, diversity, age, relationships, experience with businesses and other organizations; whether the candidate meets the independence requirements of applicable legal and listing standards; the organization, structure, size, and composition of the Board and the interplay of the candidate’s experience with the experience of other Board members; the qualifications and areas of expertise needed to further enhance the deliberations of the Board; whether the candidate maintains a security clearance with the DoD; the requirements of the Special Security Agreement among Onex, the Company, and the DoD; and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

Each potential candidate to serve on the Board must satisfy the requirements of the Company’s certificate of incorporation and bylaws, conform to high standards of integrity and ethics, and have a commitment to act in the best interest of the Company and its stockholders. Furthermore, potential candidates are evaluated based on whether they, when considered with all other members of the Board, allow the Company to satisfy the requirements of the Special Security Agreement, which among other things, (i) regulates the number of directors who are representatives of Onex (“Inside Directors”), the number of DoD-approved directors who previously had no relationship with the Company or any entity controlled by Onex (“Outside Directors”), and the number of directors who are cleared officers of the Company (“Officer/Directors”); (ii) requires notice to and approval of the DoD concerning the appointment and replacement of Outside Directors; and (iii) stipulates DoD personnel security clearance-eligibility requirements for Outside Directors and Officer/Directors.

The Corporate Governance and Nominating Committee will consider stockholder recommendations for candidates to the Board on the same basis that it considers all other candidates recommended to it. To recommend a director candidate to the Corporate Governance and Nominating Committee, the stockholder must provide the Company with a written notice that contains (1) the name and address of the nominating stockholder and person to be nominated; (2) the number and class of all shares of each class of common stock of the Company beneficially owned by the person to be nominated, if any; (3) a representation that the nominating stockholder is a stockholder of record of the Company’s stock entitled to vote at a meeting to elect directors of the Company and stating the number and class of all shares of each class of common stock of the Company beneficially owned by the nominating stockholder, and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice; (4) a description of all arrangements or understandings between the nominating stockholder, the person to be nominated, and any other person or persons (naming such person or persons) to which the nomination is to be made by the stockholder; (5) such other information regarding the person to be nominated by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the Board; and (6) the signed consent of the person to be nominated to serve as a director of the Company, if so elected, to be named in the Company’s proxy statement (whether or not nominated), and the signed consent of the nominating stockholder to be named in the Company’s proxy statement (whether or not the Board chooses to nominate the recommended nominee). If a stockholder wishes to formally nominate a candidate, he or she must follow the procedures described in the Company’s bylaws.

All director candidate recommendations and formal nominations for membership to the Board for the 2009 Annual Meeting of Stockholders must be sent to the Company at the address set forth below and received by the date specified for stockholder proposals. See “Stockholders Proposals to Be Presented at the Next Annual Meeting” below. The presiding officer of the Annual Meeting of Stockholders may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

Communications with the Board

Stockholders and other interested persons may send communications to the Board, the chairman of the Board, individual members of the Board, members of any committee of the Board, or one or more non-management directors by letter addressed to Investor Relations at Spirit AeroSystems Holdings, Inc., 3801 South Oliver, Wichita, KS 67210, or by contacting Investor Relations at (316) 523-1797. These communications will be received and reviewed by the Company’s Investor Relations office. The receipt of concerns about the Company’s accounting, internal controls, auditing matters, or business practices will be reported to the Company’s Audit Committee. The receipt of other concerns will be reported to the appropriate committee(s) of the Board. The Company’s employees also can raise questions or concerns confidentially or anonymously using the Company’s Ethics Hotline. Receipt of communications clearly not appropriate for consideration by members of the Board, such as unsolicited advertisements, inquiries concerning the products and services of the Company, or harassing communications, will not be forwarded to members of the Board.

Committees of the Board

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. The board of directors of Spirit AeroSystems, Inc. (“Spirit”), the Company’s wholly-owned subsidiary and operating company, whose directors and many of whose executive officers are identical to the Company’s directors and executive officers, respectively, has one standing committee: the Government Security Committee. The members of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee were appointed following the appointment of the full Board on November 15, 2006, and before the initial public offering of the Company’s securities. The members of Spirit’s Government Security Committee were appointed on July 19, 2005, except for Mr. Raborn, who was appointed on October 19, 2005. Eight meetings of the Audit Committee, four meetings of the Compensation Committee, six meetings of the Corporate Governance and Nominating Committee, and four meetings of Spirit’s Government Security Committee were held in fiscal year 2007.

Below is a description of the duties and composition of each standing committee of the Board. Each committee has authority to engage legal counsel or other advisors or consultants as it deems appropriate to carry out its responsibilities. Directors hold committee memberships for a term of one year.

Audit Committee. The Audit Committee is responsible for (1) selecting the independent registered public accounting firm; (2) approving the overall scope of the audit; (3) assisting the Board in monitoring the integrity of the Company’s financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, the Company’s internal audit function, and the Company’s compliance with legal and regulatory requirements; (4) annually reviewing the independent registered public accounting firm’s report describing the auditing firm’s internal quality-control procedures and any material issues raised by the most recent internal quality-control review or peer review of the auditing firm; (5) reviewing and discussing with management and the independent registered public accounting firm the adequacy of the Company’s internal controls over financial reporting and disclosure controls and procedures; (6) overseeing the Company’s internal audit function; (7) discussing the annual audited financial and quarterly statements with management and the independent registered public accounting firm; (8) discussing earnings press releases, as well as financial information and earnings guidance provided to analysts; (9) discussing policies with respect to risk assessment and risk management; (10) meeting periodically and separately with management, internal auditors, and the independent registered public accounting firm; (11) reviewing with the independent registered public accounting firm any audit problems or difficulties and management’s response thereto; (12) setting clear hiring policies for employees or former employees of the independent registered public accounting firm; (13) reviewing procedures for the receipt, retention, and treatment of complaints, including anonymous complaints from employees, concerning accounting, accounting controls, and audit matters; (14) handling such other matters that are specifically delegated to the Audit Committee by the Board from time to time; and (15) reporting regularly to the full Board.

The Company’s Audit Committee consists of Messrs. Raborn, Evans, and Johnson, with Mr. Raborn serving as chairman. All of the committee members have been determined to be independent within the meeting of the NYSE listing standards, and Mr. Raborn has been determined to be an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of SEC Regulation S-K. The Audit Committee has a written charter, the current copy of which can be found under the “Investor Relations” portion of the Company’s website, www.spiritaero.com.

Compensation Committee. The Compensation Committee is responsible for (1) developing and modifying, as appropriate, a competitive compensation philosophy and strategy for the Company’s executive officers; (2) reviewing and approving goals and objectives with respect to compensation for the Company’s chief executive officer; (3) reviewing and approving the evaluation process and compensation structure for the Company’s officers; (4) reviewing and approving employment contracts and other similar arrangements between the Company and its executive officers; (5) recommending to the Board any incentive plan, including equity-based plans, and amendments to such plans; (6) administration of incentive compensation plans, including the granting of awards under equity-based plans; (7) reviewing and approving any benefit plans or perquisites offered to the Company’s executive officers; (8) reviewing and recommending to the Board compensation paid to non-employee Directors; (9) preparing the Compensation Committee’s report for inclusion in the Company’s proxy statement; (10) such other matters that are specifically delegated to the Compensation Committee by the Board; and (11) reporting regularly to the full Board.

The Company’s Compensation Committee consists of Messrs. Mersky, Fulchino, and Johnson, with Mr. Mersky serving as chairman. Mr. Mersky has informed the Company that he will not be standing for re-election at the Annual Meeting and as a result, his term as a director will expire effective as of the Annual Meeting. At the first meeting of the Board after the Annual Meeting, the Board will appoint a new chairman of the Compensation Committee to fill the vacancy created by the expiration of Mr. Mersky’s term as a director. One of the members of the Compensation Committee, Mr. Johnson, is independent. Messrs. Fulchino and Mersky are not independent within the meaning of the NYSE listing standards. The Compensation Committee has a written charter, the current copy of which is available under the “Investor Relations” portion of the Company’s website, www.spiritaero.com.

Corporate Governance and Nominating Committee. The Company’s Corporate Governance and Nominating Committee’s purpose is to assist the Board by identifying individuals qualified to become members of the Board consistent with the criteria established by the Board and to develop the Company’s corporate governance principles. The Corporate Governance and Nominating Committee is responsible for (1) evaluating the composition, size, and governance of the Board and its committees; (2) identifying, evaluating, and recommending candidates for election to the Board; (3) making recommendations regarding future planning and the appointment of Directors to the Board’s committees; (4) establishing a policy for considering stockholder recommendations for nominees for election to the Board; (5) recommending ways to enhance communications and relations with the Company’s stockholders; (6) overseeing the Board performance and self-evaluation process and developing orientation and continuing education programs for Directors; (7) reviewing the Company’s Corporate Governance Guidelines and providing recommendations to the Board regarding possible changes; (8) reviewing and monitoring compliance with the Company’s Code of Ethics and Business Conduct and Insider Trading Policy; and (9) reporting regularly to the full Board.

The Company’s Corporate Governance and Nominating Committee consists of Messrs. Wright, Fulchino, Gephardt, and Kadish, with Mr. Wright serving as chairman. One of the members of the Corporate Governance and Nominating Committee, Mr. Kadish, is independent. Messrs. Fulchino, Wright and Gephardt are not independent within the meaning of the NYSE listing standards. The Corporate Governance and Nominating Committee has a written charter, the current copy of which is available under the “Investor Relations” portion of the Company’s website, www.spiritaero.com.

Government Security Committee. In accordance with the requirements of the Special Security Agreement, the Company’s Government Security Committee is comprised of Outside Directors and Directors who are officers of the Company, each of whom are cleared U.S. resident citizens. The Government Security Committee is responsible to ensure that the Company maintains policies and procedures to safeguard the classified and export-controlled information in the Company’s possession, and to ensure that the Company complies with its industrial security agreements and obligations, U.S. export control laws and regulations, and the National Industrial Security Program Operating Manual.

The Company’s Government Security Committee consists of Messrs. Kadish, Turner, Evans, Johnson, McGillicuddy, and Raborn, with Mr. Kadish serving as chairman. Mr. McGillicuddy has informed the Company that he will not be standing for re-election at the Annual Meeting and as a result, his term as a director will expire effective as of the Annual Meeting. At such time, he will also resign as a director of Spirit. Any newly elected, and in the case of Messrs. Chadwell and Welch, qualified directors of the Company will be appointed to Spirit’s board of directors following the Annual Meeting. At the first meeting of Spirit’s board of directors after the Annual Meeting, Spirit’s board of directors will appoint any newly-appointed Outside Directors to serve on the Government Security Committee along with the continuing Outside Directors.

Other Committees. The Board may establish other committees as it deems necessary or appropriate from time to time.

Board Meetings and Attendance; Annual Meeting Attendance.

During the fiscal year 2007, there were four formal meetings of the Board and several actions by unanimous written consent. None of the incumbent directors attended fewer than 75 percent of the aggregate of (i) the total number of meetings (whether regular or special meetings) of the Board (held during the period for which such person was a director), and (ii) the total number of meetings held by all committees of the Board on which the director served (during the period that such director served). The Company held its annual meeting of stockholders for the fiscal year 2006 on May 1, 2007, and it was attended by all of the members of the Board. The Company encourages the members of the Board to attend its annual meetings of the stockholders.

COMPENSATION OF NON-MANAGEMENT DIRECTORS

Non-management directors’ compensation is set by the Board at the recommendation of the Compensation Committee. In developing its recommendations, the Compensation Committee is guided by the following goals: compensation should fairly pay directors for work required in companies similar in size and scope to the Company; compensation should align directors’ interests with the long-term interest of stockholders; and the structure of the compensation should be simple, transparent, and easy for stockholders to understand.

The Compensation Committee reviews and recommends to the Board for its approval all compensation of the Company’s non-employee directors, but no member of the Compensation Committee may act to fix his or her own compensation except as uniformly applied to all of the Company’s non-employee directors.

In 2005, the Board adopted a Director Stock Plan to provide certain non-employee directors of Spirit with the opportunity to acquire equity in the Company through grants of restricted shares of the Company’s Class B

Common stock. Under the plan since inception, Spirit’s non-employee directors, who are also members of the Board, have received grants of an aggregate of 390,000 restricted shares. Similar to the Company’s Executive Incentive Plan for executive officers, unless otherwise provided in the agreement covering the grant of shares under the Director Stock Plan, director recipients of restricted stock grants under the plan generally acquire an interest in these shares only upon certain liquidity events specified under the plan in which Onex liquidates a portion of their investment in the Company. If, upon such a liquidity event, the Onex entities have received a positive return on the portion of their investment in the Company that they have liquidated, recipients will receive an interest in a portion of restricted stock granted to them equal to the portion of Onex’s investment liquidated in the liquidity event. In addition, the remainder of the non-vested stock vests on the first date on which (1) the directors are no longer subject to restrictions on transfer pursuant to a written agreement with the Company or the underwriter(s) of a public offering and (2) Onex has received a positive return on its investment, taking into account both amounts received by Onex on account of shares and the value of shares which Onex continues to hold. Upon ceasing to serve as a director, a recipient will forfeit any restricted stock which was granted to him within the one year period prior to his ceasing to serve as a director and in which he has not before then acquired an interest. Former directors will also forfeit any restricted stock in which they have not acquired an interest within five years of ceasing to serve as a director. Because of their affiliation with Onex and the Company’s management arrangements with Onex (see “Certain Relationships and Related Transactions” below), Messrs. Mersky and Wright received no restricted stock grants from the Company. No grants of restricted stock were made to non-management directors in 2007.

As a result of the Company’s initial public offering, the directors acquired an interest in 100% of the shares granted to them under the Director Stock Plan.

Non-management directors are paid an annual cash fee for general Board service and individual cash fees for attendance at certain meetings of committees of the Board and service as chairman of the Board or one of its committees. No additional or other compensation is paid to the Company’s management who are also members of the Board. All compensation paid to management directors is described in the executive compensation tables and narrative below. Fees earned or paid to non-management directors in 2007 are listed in the “Director Compensation for Fiscal Year 2007” table below. Non-management directors received an annual cash payment of $75,000, $5,000 for each Board meeting attended in person, and $2,000 for each Audit Committee meeting attended in person or via conference call, for their service as members of the Board of the Company in 2007. The chairman of the Audit Committee and the Government Security Committee received an additional $15,000 and $5,000, respectively. The chairman of the Board received $30,000 for the fiscal year 2007. All directors are reimbursed for their out-of-pocket expenses incurred in connection with their director services. Occasionally, certain perquisites or personal benefits are provided to non-management directors under the same general standards as perquisites or personal benefits are provided to the Company’s executive officers.

Following a 2007 compensation review of non-management directors, the Compensation Committee determined that for 2008 and beyond, the Company should replace the initial private equity compensation arrangement and meeting attendance fees with arrangements appropriate for recruiting and retaining public company directors. The Compensation Committee reviewed benchmark Board compensation data from Towers Perrin (using a peer group established by revenue level), Heidrick & Struggles (S&P500), and Spirit’s peer group of listed aerospace & defense companies at the 75th percentile level to account for growth projections, the international nature of Spirit’s business, and the desire to maintain the high quality of board appointments.

For 2008, we will increase the annual cash payment to non-employee directors and eliminate meeting attendance fees. Board fees will be paid 50% in cash and 50% in shares of restricted common stock or restricted stock units, which will be subject to time-vesting requirements. Directors will have the option to receive all of their compensation in the form of restricted stock or restricted stock units. We will also implement minimum stockholding requirements for directors.

Director Compensation for Fiscal Year 2007

The following table presents information concerning compensation attributable to the Company’s non-management directors for the fiscal year ended December 31, 2007.

	Fees Earned
	or Paid in
	Cash	Total
Name	($)	($)

Ivor Evans	108,000	108,000
Paul Fulchino	100,000	100,000
Richard Gephardt	95,000	95,000
Robert Johnson	138,000	138,000
Ronald Kadish	105,000	105,000
Cornelius McGillicuddy, III(1)	95,000	95,000
Seth Mersky(1)(2)	95,000	95,000
Francis Raborn	123,000	123,000
Nigel Wright(2)	100,000	100,000

(1)	Messrs. McGillicuddy and Mersky have informed the Company that they will not be standing for re-election at the Annual Meeting and as a result, their terms as directors will expire effective as of the Annual Meeting.

(2)	The fees for Messrs. Mersky and Wright are paid to Onex Partners Advisor LP.

Certain Relationships and Related Transactions

Related-party transactions have the potential to create actual or perceived conflicts of interest between the Company and its directors and executive officers or their immediate family members. The Board reviews such matters as they pertain to related-party transactions as defined by Item 404(b) of the SEC’s Regulation S-K. Certain of the related-party transactions disclosed in this Proxy Statement were in existence either prior to the acquisition of the assets of Spirit from Boeing (the “Boeing Acquisition”) in June 2005 or the initial public offering of the Company’s Class A Common stock in November 2006. In deciding whether to continue to allow these related-party transactions involving a director, executive officer, or their immediate family members, the Board considered, among other factors:

•	information about the goods or services proposed to be or being provided by or to the related party or the nature of the transactions;

•	the nature of the transactions and the costs to be incurred by the Company or payments to the Company;

•	an analysis of the costs and benefits associated with the transaction and a comparison of comparable or alternative goods or services that are available to the Company from unrelated parties;

•	the business advantage the Company would gain by engaging in the transaction; and

•	an analysis of the significance of the transaction to the Company and to the related party.

The Board determined that the related party transactions disclosed herein are on terms that are fair and reasonable to the Company, and which are as favorable to the Company as would be available from non-related entities in comparable transactions. The Board believes that there is a Company business interest supporting the transactions and the transactions meet the same Company standards that apply to comparable transactions with unaffiliated entities. Although the aforementioned controls are not written, each determination was made by the Board and reflected in its minutes. The Board is in the process of preparing written related party transaction policies that will be communicated to the appropriate level of management and will be posted on the Company’s internal policy website.

Below are the transactions that occurred since the beginning of the fiscal year 2007, or any currently proposed transactions, in which, to the Company’s knowledge, the Company was or is a party, in which the amount involved exceeded $120,000, and in which any director, director nominee, executive officer, holder of more than 5% of any class of the Company’s common stock, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

On September 18, 2006, Spirit entered into a distribution agreement with Aviall Services, Inc., a wholly-owned subsidiary of Aviall, Inc. (“Aviall”). Aviall is a provider of global parts distribution and supply chain services for the aerospace industry. Spirit appointed Aviall as its exclusive distributor to sell, market, and otherwise distribute certain aftermarket products worldwide, excluding the United States and Canada. The contract extends until September 18, 2011 and automatically renews on an annual basis thereafter unless terminated by either party. Mr. Fulchino, the president and chief executive officer of Aviall, is a member of the Board. In 2007, the revenues to the Company under the agreement were approximately $5.2 million.

Andrew John (Jack) Focht is the spouse of Gloria Farha Flentje, the Company’s Vice President, General Counsel, and Secretary. Since 1998, Mr. Focht has served as special counsel to Foulston Siefkin LLP, a law firm utilized by the Company and at which Ms. Flentje was previously a partner. Although Mr. Focht is not a partner, has no right to participate in management, and holds no other positions in the firm, he has “phantom units” that entitle him to an undivided share in the net profits of the firm, including the net profits attributable to fees received from the Company. In 2007, the firm received approximately $2.2 million in fees from the Company for legal services, and Mr. Focht’s phantom unit interest in those fees was $31,000, before taking into account firm expenses.

In addition, the Company paid during the fiscal year 2007 approximately $519,000 to Onex for various consulting services rendered by it to the Company.

STOCK OWNERSHIP

Information Regarding Beneficial Ownership of Principal Stockholders, Directors, and Management

The following table sets forth, as of March 14, 2008, information regarding the beneficial ownership of the Company’s Class A Common stock and Class B Common stock by all directors, the Company’s chief executive officer, chief financial officer, and the three most highly compensated executive officers other than the chief executive officer and chief financial officer, who were serving as executive officers at the end of the last fiscal year (collectively, the “named executive officers”), and the Company’s directors and all executive officers as a group. It also sets forth the ownership of any person or group who is known by the Company to be the beneficial owner of more than five percent of either class of the Company’s common stock, together with such beneficial owner’s address.

	Title of	Amount and		Percentage	Percentage	Percentage
	Class of	Nature of		of Class A	of Class B	of Total
	Shares	Beneficial		Common	Common	Voting
Name	Owned	Ownership		Stock(+)	Stock(+)(16)	Power(+)(16)

Five Percent Stockholders
Onex Corporation	Class B	32,411,638	(1)	—	94.7%	72.9%
161 Bay Street, P.O. Box 700
Toronto, Ontario M5J 2S1
Canada

Onex Partners LP	Class B	18,197,952	(2)	—	53.2%	40.9%
c/o Onex Investment
Corporation
712 Fifth Avenue
New York, New York
10019

OAH Wind LLC	Class B	8,604,867	(3)	—	25.2%	19.3%
421 Leader Street
Marion, Ohio 43302

Onex Spirit Co-Invest LP	Class B	4,892,892	(4)	—	14.3%	11.0%
c/o Onex Investment
Corporation
712 Fifth Avenue
New York, New York
10019

AXA Financial, Inc.	Class A	16,549,188	(5)	16.1%	—	3.7%
1290 Avenue of the
Americas
New York, New York
10104

FMR LLC	Class A	9,846,100	(6)	9.6%	—	2.2%
82 Devonshire Street
Boston, Massachusetts
02109

Invesco Ltd.	Class A	7,229,260	(7)	7.0%	—	1.6%
1360 Peachtree Street NE
Atlanta, GA 30309
United States

	Title of	Amount and		Percentage	Percentage	Percentage
	Class of	Nature of		of Class A	of Class B	of Total
	Shares	Beneficial		Common	Common	Voting
Name	Owned	Ownership		Stock(+)	Stock(+)(16)	Power(+)(16)

Directors and Executive Officers
Ivor Evans	Class B	12,965		—	*	*
Paul Fulchino	Class B	12,965		—	*	*
Richard Gephardt	Class B	10,059		—	*	*
Robert Johnson	Class B	12,965		—	*	*
Ronald Kadish	Class B	12,965		—	*	*
Cornelius (Connie Mack)
McGillicuddy, III(8)	Class B	12,965		—	*	*
Seth Mersky(8)	Class B	34,719	(9)	—	*	*
Francis Raborn	Class B	45,000		—	*	*
Jeffrey L. Turner	Class B	287,507	(10)	—	*	*
Nigel Wright	Class B	66,888	(11)	—	*	*
Ulrich (Rick) Schmidt	Class B	390,889	(12)	—	1.1%	*
John Lewelling	Class B	81,495	(13)	—	*	*
Ronald C. Brunton	Class B	96,355	(14)	—	*	*
H. David Walker	Class B	70,158	(15)	—	*	*
All directors and executive officers as a group (19 persons)	Class B	1,265,809	(16)	—	3.7%	2.8%

*	Represents beneficial ownership of less than 1%.

(+)	Class A Common stock has one vote per share. Class B Common stock has ten votes per share. Each outstanding share of Class B Common stock is convertible at any time after vesting, at the option of the stockholder, into one share of Class A Common stock.

(1)	Includes the following: (i) shares of Class B Common stock held by Onex Partners LP; (ii) shares of Class B Common stock held by OAH Wind LLC; (iii) shares of Class B Common stock held by Wind EI II LLC; (iv) shares of Class B Common stock held by Onex U.S. Principals LP; and (v) shares of Class B Common stock held by Onex Spirit Co-Invest LP. Onex Corporation may be deemed to own beneficially the shares of Class B Common stock held by (a) Onex Partners LP, through Onex Corporation’s ownership of all of the common stock of Onex Partners GP, Inc., the general partner of Onex Partners GP LP, the general partner of Onex Partners LP; (b) OAH Wind LLC, through Onex Corporation’s ownership of all of the equity of Onex American Holdings II LLC, which owns all of the equity of Onex American Holdings Subco LLC, which owns all of the equity of OAH Wind LLC; (c) Wind EI II LLC, through Onex Corporation’s ownership of Onex American Holdings II LLC which owns all of the voting power of Wind Executive Investco LLC, which owns all of the equity of Wind EI II LLC; (d) Onex U.S. Principals LP through Onex Corporation’s ownership of all of the equity of Onex American Holdings GP LLC, the general partner of Onex U.S. Principals LP; and (e) Onex Spirit Co-Invest LP, through Onex Corporation’s ownership of all of the common stock of Onex Partners GP, Inc., the general partner of Onex Partners GP LP, the general partner of Onex Spirit Co-Invest LP. Onex Corporation disclaims such beneficial ownership.

Mr. Gerald W. Schwartz, the Chairman, President, and Chief Executive Officer of Onex Corporation, owns shares representing a majority of the voting rights of the shares of Onex Corporation and as such may be deemed to own beneficially all of the shares of the Company’s Class B Common stock owned beneficially by Onex Corporation. Mr. Schwartz disclaims such beneficial ownership.

(2)	All of the shares of Class B Common stock owned by Onex Partners LP may be deemed owned beneficially by each of Onex Partners GP LP, Onex Partners GP, Inc., and Onex Corporation.

(3)	All of the shares of Class B Common stock owned by OAH Wind LLC may be deemed owned beneficially by each of Onex American Holdings Subco LLC, Onex American Holdings II LLC, and Onex Corporation.

(4)	All of the shares of Class B Common stock owned by Onex Spirit Co-Invest LP may be deemed owned beneficially by each of Onex Partners GP LP, Onex Partners GP, Inc., and Onex Corporation.

(5)	Information is based on a Schedule 13G, Amendment No. 1, filed by The Mutuelles AXA, as a group, acting as a parent holding company on February 14, 2008. AXA Financial, Inc. is a parent holding company. The group is composed of AXA Assurances I.A.R.D. Mutuelle, AXA Assurance vie Mutuelle, AXA Courtage Assurance Mutuelle, AXA as a parent holding company for AXA Framlington, and AXA Financial, Inc. as a parent holding company for Alliance Bernstein, L.P. and AXA Equitable Life Insurance Company. A majority of the shares reported are held by unaffiliated third-party client accounts managed by Alliance Capital Management L.P., as investment advisor. Alliance Capital Management L.P. is a majority-owned subsidiary of AXA Financial, Inc. AXA Framlington is deemed to have the sole power to dispose or direct the disposition of 115,000 shares; Alliance Bernstein, a subsidiary, is deemed to have the sole power to dispose or direct the disposition of 16,318,773 shares; and AXA Equitable Life Insurance Company is deemed to have the sole power to dispose or direct the disposition of 115,415 shares.

(6)	Information is based on a Schedule 13G, Amendment No. 1, filed by FMR LLC on February 14, 2008. It reported 9,258,700 shares of Class A Common stock directly owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC (“Fidelity”); 243,700 shares of Class A Common stock directly owned by Pyramis Global Advisors Trust Company, an indirect wholly-owned subsidiary of FMR LLC (“Pyramis”); and 343,700 shares of Class A Common stock directly owned by Fidelity International Limited (“Fidelity Int’l”). The general partners of Fidelity, Pyramis and Fidelity Int’l have delegated certain management and administrative duties of such funds to FRM LLC.

(7)	Information is based on a Schedule 13G, Amendment No. 1, filed by Invesco Ltd. (“Invesco”) on behalf of itself and its subsidiaries listed below on February 12, 2008. It reported 6,696,036 shares of Class A Common stock directly owned by AIM Advisors, Inc. (“AIM Advisors”); 530,606 shares of Class A Common stock directly owned by AIM Capital Management, Inc. (“AIM Capital”); and 2,618 shares of Class A Common stock directly owned by Invesco National Trust Company (“Invesco Trust”). The general partners of AIM Advisors, AIM Capital and the managers of Invesco Trust have delegated certain management and administrative duties of such funds to Invesco.

(8)	Messrs. McGillicuddy and Mersky have informed the Company that they will not be standing for re-election at the Annual Meeting and as a result, their terms as directors will expire effective as of the Annual Meeting.

(9)	These shares include (i) a portion of the shares beneficially owned by Onex Partners LP, which may be deemed beneficially owned by Mr. Mersky by reason of his pecuniary interest in Onex Partners LP, (ii) a portion of the shares beneficially owned by Onex Spirit Co-Invest LP, which may be deemed beneficially owned by Mr. Mersky by reason of his pecuniary interest in Onex Spirit Co-Invest LP, and (iii) a portion of the shares beneficially owned by Onex U.S. Principals LP in which Mr. Mersky has acquired a pecuniary interest pursuant to Onex Corporation’s management incentive plans. Mr. Mersky disclaims beneficial ownership of the shares beneficially owned by Onex Partners L.P., Onex Spirit Co-Invest LP, and Onex U.S. Principals L.P.

(10)	An additional 17,294 shares of Class B Common stock will vest on February 22, 2009, if Mr. Turner continues to be employed by the Company at that time. On June 17, 2005 and August 1, 2005, Mr. Turner was granted an aggregate of 1,440,000 shares of restricted Class B Common stock. Of those shares 414,871 are still subject to vesting upon certain liquidity events if certain performance criteria are met.

(11)	These shares include (i) a portion of the shares beneficially owned by Onex Partners LP, which may be deemed beneficially owned by Mr. Wright by reason of his pecuniary interest in Onex Partners LP, (ii) a portion of the shares beneficially owned by Onex Spirit Co-Invest LP, which may be deemed beneficially owned by Mr. Wright by reason of his pecuniary interest in Onex Spirit Co-Invest LP, and (iii) a portion of the shares beneficially owned by Wind EI II LLC, in which Mr. Wright has acquired a pecuniary interest pursuant to Onex Corporation’s management incentive plans. Mr. Wright disclaims beneficial ownership of the shares beneficially owned by Onex Partners LP, Onex Spirit Co-Invest LP, and Wind EI II LLC.

(12)	Represents shares of Class B Common stock owned by Ulrich Schmidt, as Trustee of the Ulrich Schmidt Revocable Trust, which may be deemed to be beneficially owned by Mr. Schmidt. An additional 11,359 shares of Class B Common stock will vest on February 22, 2009, if Mr. Schmidt continues to be employed by the Company at that time. On August 3, 2005, Mr. Schmidt was granted an aggregate of 1,200,000 shares of restricted Class B Common stock. Of those shares, 345,726 are still subject to vesting upon certain liquidity events if certain performance criteria are met.

(13)	An additional 7,387 shares of Class B Common stock will vest on February 22, 2009, if Mr. Lewelling continues to be employed by the Company at that time. On February 20, 2006, Mr. Lewelling was granted an aggregate of 360,000 shares of restricted Class B Common stock. Of those shares, 103,718 shares are still subject to vesting upon certain liquidity events if certain performance criteria are met.

(14)	An additional 6,566 shares of Class B Common stock will vest on February 22, 2009, if Mr. Brunton continues to be employed by Spirit at that time. On July 18, 2005 Mr. Brunton was granted an aggregate of 360,000 shares of restricted Class B Common stock. Of those shares, 103,718 are still subject to vesting upon certain liquidity events if certain performance criteria are met.

(15)	An additional 3,940 shares of Class B Common stock will vest on February 22, 2009, if Mr. Walker continues to be employed by Spirit at that time. On September 27, 2005 Mr. Walker was granted an aggregate of 240,000 shares of restricted Class B Common stock. Of those shares, 69,145 are still subject to vesting upon certain liquidity events if certain performance criteria are met.

(16)	Excludes shares issued to employees and directors of the Company which are subject to certain vesting requirements.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers served during fiscal year 2007 or currently serves and the Company anticipates that none will serve, as a member of the board of directors or compensation committee of any entity (other than the Company) that has one or more executive officers that serves on the Company’s Board or Compensation Committee. Mr. Mersky was an executive officer of the Company until November 15, 2006, and currently serves on the Company’s Compensation Committee; however, Mr. Mersky has informed the Company that he will not be standing for re-election at the Annual Meeting and as a result, his term as director and as a member of any Board committee will expire effective as of the Annual Meeting. Mr. Fulchino serves on the Company’s Compensation Committee and has a relationship that qualified as a related-party transaction. See “Certain Relationships and Related Transactions” concerning this relationship.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act of 1934, as amended (the “Exchange Act”), or “Section 16(a),” requires that directors, executive officers, and persons who own more than ten percent of any registered class of a company’s equity securities, or “reporting persons,” file with the SEC initial reports of beneficial ownership and report changes in beneficial ownership of common stock and other equity securities. Such reports are filed on Form 3, Form 4 and Form 5 under the Exchange Act, as appropriate. Reporting persons holding the Company’s stock are required by the Exchange Act to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on the Company’s review of copies of these reports, and written representations from such reporting persons, the Company believes that, except as stated in the paragraph below, all filings required to be made by reporting persons holding the Company’s stock were timely filed for the year ended December 31, 2007, in accordance with Section 16(a).

Messrs. Evans, Fulchino, Johnson, Kadish, McGillicuddy and Raborn, all of whom are members of the Board, each inadvertently failed to timely report the vesting in August 2007 of 12,965 shares of Class B Common stock granted to them in 2005, and Mr. Gephardt, who is also a member of the Board, inadvertently failed to timely report the vesting in August 2007 of 34,572 shares of Class B Common stock granted to him in 2005. The vesting of such grants was reported on Forms 4, filed on March 11, 2008, and the grants pursuant to which these directors initially acquired such shares and the vesting conditions were previously disclosed in Company filings with the SEC.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION & ANALYSIS

This Compensation Discussion and Analysis contains statements regarding our performance targets and goals. These targets and goals are discussed in the limited context of our compensation program and should not be considered statements of our management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Overview

The Compensation Committee of the Board has responsibility for establishing, implementing and monitoring compliance with our compensation philosophy. The Compensation Committee seeks to ensure that the compensation paid to named executive officers is reasonable and competitive. Generally, the Compensation Committee strives for internal equity among our named executive officers and, accordingly, the types of compensation and benefits offered to our named executive officers are consistent among the group.

General Philosophy and Objectives

The Compensation Committee carries out the Board’s overall responsibility relating to compensation of our executive officers. The Compensation Committee’s philosophy and primary objectives in establishing compensation policies for our executive officers are to:

•	Attract, retain, and motivate highly qualified executive officers by offering total compensation that is competitive with that offered by similarly situated companies and that maintains a substantial portion of total compensation at-risk;

•	Provide differentiated compensation levels to reflect differing performance levels and responsibilities among our executive officers;

•	Promote and reward the achievement of our short and long-term objectives that the Board and management believe will lead to sustained profitability and long-term growth in stockholder value through the incorporation of measurable performance objectives into the compensation arrangement; and

•	Align the interests of our executive officers with those of our stockholders by tying executive compensation to stockholder return and value.

As discussed later in this Compensation Discussion and Analysis, on an aggregate basis, the Compensation Committee sets total compensation of our executive officers, after taking into consideration prior grants under the EIP, at market median levels, with base salaries below the market median and the variable portion of our executive officers’ compensation above the market median. In addition, the Compensation Committee offers long-term incentives for retention purposes.

Role of Executive Officers and the Compensation Committee in Compensation Decisions

With respect to the compensation of our executive officers, the Compensation Committee is responsible for developing and modifying, as appropriate, a competitive compensation philosophy and strategy, which includes:

•	Making recommendations to the full Board on the performance goals and objectives for compensation of our chief executive officer. In setting the chief executive officer’s compensation, the

Compensation Committee annually evaluates his performance under the goals and objectives established by the Board, reviews the chief executive officer’s self-evaluation, and makes a recommendation to the full Board. The Compensation Committee also recommends to the full Board whether to award the chief executive officer an annual discretionary bonus.

•	Making recommendations to the full Board concerning equity incentive compensation plans (including the granting of awards under such plans) and administering incentive compensation plans.

•	Reviewing and approving with our chief executive officer the performance evaluation process, compensation structure and compensation recommendations with respect to our other officers. This includes approving the annual salary, bonus, incentive, equity compensation, benefit plans and perquisites and other similar arrangements for such executive officers.

•	Reviewing and approving with our chief executive officer annual discretionary cash bonuses. The Compensation Committee has annually approved a pool to award as discretionary cash bonuses to our and our subsidiaries’ employees, including executive officers, based upon a recommendation by our chief executive officer. The Compensation Committee approves all individual discretionary bonuses granted from this pool.

Our executive officers other than the chief executive officer do not play a role in their own compensation determinations, other than preparing self-evaluations and discussing individual performance objectives and results with the chief executive officer.

In establishing the overall philosophy and strategy of our executive officer compensation, the Compensation Committee takes into consideration the counsel and recommendations of our chief executive officer, chief financial officer, and senior vice president of human resources, in addition to recommendations of other members of the Board.

The Compensation Committee continues to examine existing and new compensation programs and objectives to ensure that our compensation philosophy and objectives remain appropriate and consistent with our overall philosophy and objectives.

Role of Compensation Consultants

We utilized the services of Towers Perrin to benchmark our executive compensation, evaluate our existing pay philosophy, and assess our long-term incentive design alternatives during 2007. This information was also used by the Compensation Committee in establishing our executive officers’ base salaries and target goals for compensation plan awards.

Our human resources department also had a compensation co-sourcing arrangement with Mercer Human Resources Consulting during 2007, through which we obtained industry intelligence on compensation from a wide variety of sources for day-to-day executive recruitment requirements.

Towers Perrin and Mercer Human Resources Consulting are engaged by our management, with the prior and on-going approval of the Compensation Committee. We do not currently use the services of any other compensation consultants in matters affecting executive officer compensation.

Market Benchmarking and Positioning

In benchmarking 2007 executive compensation to determine competitive levels of incentives and compensation to attract executive talent and retain our executive officers, the Compensation Committee considered portions of the Towers Perrin Executive Compensation Database and other national, proprietary compensation surveys. Specifically, data was prepared principally using a Towers Perrin Executive Compensation survey on aerospace, transportation, industrial manufacturing and general industry companies with sales between $1 and $5 billion, as well as a Mercer Human Resources Consulting survey on Executive, Human Resources and Finance positions of comparably sized general industry companies. The Compensation Committee was also provided with and considered broader, general industry market data for select industries when available.

In addition to the foregoing, the Compensation Committee also compared the compensation against a peer group of companies against which the Compensation Committee believes we compete for talent and for stockholder investment. The following companies were included in the benchmarking study:

Goodrich Corp.	Rockwell Collins Inc.	Moog Inc.
Precision Castparts Corp.	Alliant Techsystems Inc.	Curtiss-Wright Corp.
Tenneco Inc.	Teleflex Inc.	Hexcel Corp.
BorgWarner Inc.	Sequa Corp.	BE Aerospace Inc.

The Compensation Committee believes that overall executive compensation should be designed, in the aggregate, to be competitive with comparable companies, to reward effective execution of our goals and the individual objectives set for our executive officers, and to recognize exceptional performance and results.

The Compensation Committee sets the total compensation of our executive officers, which includes base salary and annual incentive awards, at an aggregate level, after taking into consideration prior grants under the EIP, comparable to that of the median for executive positions at the peer group companies and at the companies included in the compensation surveys used. In determining the compensation of individual executives, experience, skills, responsibilities, competencies, performance and organizational structure are considered.

Company’s At-Risk Philosophy

Under our pay-at-risk philosophy, executive officers have the opportunity to earn in excess of market median levels for similar positions when exceeding the achievement of both shorter-term performance objectives and longer-term stockholder value. In general, base salary, as the fixed component of the compensation package of our executive officers, is maintained at levels below the market median.

To this end, a significant portion of our executive officers’ target annual compensation (base salary plus annual cash and stock incentive awards) is at-risk as it is based on Company and/or individual performance. The actual value realized from annual incentive awards could be zero if minimum performance levels for payouts are not met. The portion of target annual compensation at-risk generally increases with the executive officer’s position level and impact on our performance. This provides significantly more upside potential and downside risk for more senior positions because these executives have a greater influence on our performance as a whole. The table below shows the percentage of 2007 target annual compensation of our chief executive officer and our other named executive officers that was at-risk (variable compensation as a percentage of target annual compensation). The percentages listed below do not take into account prior grants under the EIP, which are performance-based and are considered by the Compensation Committee when they set target annual compensation for our executive officers.

		% of Target Annual
Name	Title	Compensation at Risk

Jeffrey L. Turner	President & CEO	81%
Ulrich (Rick) Schmidt	EVP & CFO	65%
John Lewelling	SVP/GM AeroStructures Segment	59%
Ronald C. Brunton	EVP & Chief Operations Officer	69%
H. David Walker	SVP of Sales & Marketing	59%

Changes to Compensation Approach

During 2007, in addition to conducting the annual benchmarking of our executive compensation, the Compensation Committee also reviewed our existing pay philosophy and assessed long-term incentive design alternatives to ensure they remain appropriate for the future. As a result of this review, the Compensation Committee recommended some slight modifications to our existing approach for 2008 and beyond as outlined in the following sections.

Elements Used to Achieve the Philosophy and Objectives

The Compensation Committee believes that the compensation of our executive officers should consist of base salary, annual cash and stock incentives, special discretionary awards, and longer-term equity incentives.

Element	Plan	Award Level and Timing
Base Salary	N/A	Generally set at a level that is slightly below market median levels. With the exception of significant promotions and new hires, base salaries generally are determined at the first meeting of the Compensation Committee each year following the availability of the financial results for the prior year. We set base salaries below market median levels in order to maintain total compensation packages at market median levels, while providing stronger incentives for performance than comparable companies.

Annual Cash and Stock Incentive Awards	Short-Term Incentive Plan (STIP)	Each executive officer has a targeted STIP award expressed as a percentage of base salary. The target is based on the position level and market compensation. Each year the Board pre-establishes performance objectives, targeted achievement levels, and weightings to be used for the annual incentive award determination, based on a recommendation from the Compensation Committee. Generally, the Compensation Committee determines awards at its first meeting each year following the availability of our financial results for the prior year. We typically grant awards in the form of cash and stock. We use the STIP to reward performance on an annual basis, as well as for short-term retention purposes.

	Special Discretionary Award	If we meet our Company-wide target performance, executive officer discretionary cash awards may be made from a pool equal to 25% of aggregate base salaries of our executive officers. If we exceed such target performance, the discretionary bonus pool may be increased to as much as 50% of aggregate base salaries of our executive officers. For 2008 and beyond, the special discretionary cash award pool will be reduced to 10% of aggregate base salaries of our executive officers, or up to 20% if we exceed target performance. Generally, the Compensation Committee determines awards at its first meeting each year following the availability of the financial results for the prior year. We use discretionary bonuses to reward outstanding individual performance on an annual basis.

Long-Term, Equity-Based Incentive Compensation	Executive Incentive Plan (EIP)	We introduced the EIP at the time of the Boeing Acquisition. Under the EIP, executive officers were entitled to purchase Company stock and received grants of restricted Company stock. The granted stock was subject to vesting conditions based on length of service and investment returns to Onex. No stock has been purchased or granted under the EIP since July 31, 2006, although approximately 29% of the initial grants remain subject to vesting.

	Amended and Restated Long-Term Incentive Plan (LTIP)	We originally introduced the LTIP as a retention tool for certain key employees. Executive officers have previously participated in the EIP as the vehicle for long-term incentive awards and therefore, in the past the LTIP generally has not been used for the grant of annual incentive awards to executive officers. As discussed below, the LTIP will be used in the future for grants of stock awards to our executive officers as a replacement for the EIP. Shares granted under the LTIP will be subject to time-based vesting conditions. We will use the LTIP for retention purposes and to reward our executive officers for achievement of sustainable profit growth over a period of more than one year.

Base Salaries

We generally fix base salaries for executive officers at a level that is below market median levels and place a larger portion of the executive officers’ annual compensation at-risk, which allows our executives to earn in excess of market median levels for similar positions when exceeding the achievement of both shorter-term performance objectives and longer-term stockholder value. This is the case for all but two of our named executive officers, both of whom we hired from outside not long after we began operating as a standalone company. As a new company, we needed to attract high caliber candidates with certain skill sets and as a result, these two named executive officers have highly leveraged packages with base salaries that more closely reflect the market median.

In conducting the 2007 review of our executive compensation, the Compensation Committee determined that for 2008 and beyond, executive base salaries should be set closer to market median levels (in the aggregate) for retention purposes, but still below these levels to retain the compensation at-risk philosophy. This change will not significantly impact the compensation of any of our named executive officers, except for Mr. Brunton, who will receive a 25% increase in base salary.

Annual Incentive Awards

Short-Term Incentive Plan (STIP). We target annual incentive awards at a level that, when combined with base salaries, is intended to yield total annual compensation that, after taking into account prior grants under the EIP, is below the market median when personal and Company performance goals are not met, approximates the market median upon achievement of targeted personal and Company performance levels, and exceeds the market median upon achievement in excess of targeted personal and Company performance levels.

The STIP authorizes the grant of awards consisting of restricted stock, cash or both, as determined by the Compensation Committee. Each year the Board pre-establishes performance objectives, targeted achievement levels, and weightings to be used for the annual incentive award determination, based on a recommendation from the Compensation Committee. In assessing our performance against objectives following the close of each year, the Compensation Committee considers actual results against the specific budgetary objectives and whether significant unforeseen obstacles or favorable circumstances altered the expected difficulty of achieving the desired results. The Compensation Committee then determines the percentage of the target award that will be paid to each of our executive officers for the Company performance component of the annual incentive award based on its overall assessment of our performance.

Although the established target goals and the factors set forth below are the primary factors which the Compensation Committee currently uses in establishing the cash and restricted stock incentive awards, the Compensation Committee reserves the right to recommend different performance goals each year and to take into consideration any other factors as it may choose in recommending performance goals to the Board and in making actual cash and restricted stock grants. This allows the Compensation Committee flexibility when recommending the goals to take into consideration unforeseen or extraordinary circumstances. Because the Compensation Committee retains full discretion with respect to annual incentive awards and because we have adopted SFAS No. 123(R), the stock portion of these awards is not deemed granted for financial accounting reporting purposes until the date that the Compensation Committee confirms the actual award has been earned, which was in February 2007 for 2006 performance and in February 2008 for 2007 performance.

The Compensation Committee recommended performance goals to the Board in 2007 based on three primary factors: (1) earnings before interest and taxes (EBIT) less research and development spending on the Boeing 787 program, (2) free cash flow (cash flow from operations less capital expenditures, excluding 787 program capital spending and customer advances), and (3) our spending related to the Boeing 787 program (research and development, capital expenditures, and capitalized development). For 2007, the Compensation Committee and the Board weighted the three factors as follows: EBIT 50%, free cash flow 30%, and Boeing 787 spending 20%. Subject to the Board’s discretion, the possible payout range was from 0 for poor performance, to 100% for target performance to a maximum of 200% for exceeding target performance.

The following table sets forth the 2007 targets and actual results for certain of our performance measures.

			Percentage of
			Target Payable
Performance Measure	Target	Actual Results(1)	Based on Actual Results
	($ in millions)	($ in millions)

EBIT	$420.0	$439.5	118.6%
Free Cash Flow	$267.0	$166.5	6.1%

(1)	Adjusted to exclude effects of secondary offering and acquisition evaluation-related expenses.

The foregoing table does not include 2007 target and actual results for 787 spending. The Compensation Committee set the target for 787 spending consistent with our budgeted amount. As a result, we believe we had a reasonable likelihood of obtaining the target. During 2007, actual 787 spending corresponded to a payout of 110.6% of the target payout for that performance measure.

Our actual financial performance for 2007 based on the three factors (EBIT, free cash flow and 787 spending) weighted as described above did not meet the pre-established performance targets for our named executive officers. The weighted financial results for 2007 corresponded to a payout of 83.25% in accordance with the schedule pre-determined by the Board, and the Compensation Committee granted awards to our named executive officers consistent with that schedule.

The 2007 incentive cash and restricted stock awards (the values of which are disclosed in the tables below) were confirmed by the Board and the Compensation Committee in February 2008. We selected this schedule because it enables the Board and the Compensation Committee to consider our prior year performance and our named executive officers’ and our expectations for the upcoming year. The 2006 incentive cash and restricted stock awards were granted 17 days following the Compensation Committee’s meeting in February 2007. The 2007 incentive cash and restricted stock awards were granted 18 days following the Compensation Committee’s meeting in February 2008. The Compensation Committee’s schedule is determined several months in advance, and the proximity of any awards to earnings announcements or other market events is coincidental.

In assessing our annual incentive target goals for 2008, the Compensation Committee considered performance against objectives following the close of the 2007 year, actual results against the specific budgetary objectives and whether significant unforeseen obstacles or favorable circumstances altered the expected difficulty of achieving the desired results. The Compensation Committee recommended to the Board to remove 787 spending as a metric for 2008 as this is now an established airplane program. Therefore, for 2008 there will be two factors to measure Company performance, weighted as follows: EBIT 75% and free cash flow 25%.

In conducting the 2007 review of executive compensation, the Compensation Committee determined that for 2008 and beyond executive annual incentive awards should be set closer to market median levels (in the aggregate), which could result in a reduction in annual incentive awards for some executives. Incentive awards will continue to be a significant component of compensation in order to retain our compensation at-risk philosophy. Reducing annual incentive awards will allow us to bring base salaries closer to market median levels without significantly increasing total compensation. This change will not significantly impact the executive compensation of any of our named executive officers.

Except with regard to our chief executive officer, whose employment agreement requires that annual awards be paid 50% in cash and 50% in restricted stock, annual incentive awards are generally payable 50% in cash and 50% in restricted stock, at the discretion of the Compensation Committee. The awards are denominated in dollars and the restricted stock portion is converted into actual shares based on the fair market value of our common stock. For the 2006 awards that were paid in 2007, the fair market value was set by the Board to be the average of the opening and closing trading price of the Class A Common stock traded on February 13, 2007, which was the third trading day after our quarterly earnings announcement. The actual number of stock awards paid in 2007 can be seen on the “Grants of Plan-Based Awards for Fiscal Year 2007” table below. For the 2007 awards that were paid in 2008, the fair market value was set by the Board to be the average of the opening and closing trading price of the Class A Common stock on February 12, 2008, which was the third trading day after our quarterly earnings announcement. The 2006 STIP award was confirmed by the Board on

February 6, 2007. The 2007 STIP award was confirmed by the Board on February 4, 2008. Under the STIP, the stock portion of the award vests upon completion of one year of service following the date of the award. If a participant ceases to be employed after an award, but prior to vesting, the entire stock portion of the award is forfeited. This risk of forfeiture helps satisfy our goal of retaining executive talent and better assures that the interests of our executive officers are closely tied to the return and value provided to our stockholders. The 2006 STIP stock award granted in 2007 vested on February 22, 2008.

Special Discretionary Award

In order to recognize performance and contribution toward achievement of our goals, executive officers may have the opportunity to earn an additional cash award for significant individual performance. If, in the sole discretion of the Compensation Committee upon consultation with the chief executive officer, we meet our Company-wide target performance, executive officer discretionary awards are made from a pool equal to 25% of aggregate base salaries of our executive officers. If, in the sole discretion of the Compensation Committee upon consultation with our chief executive officer, we achieve outstanding performance, executive officer discretionary awards are made from a pool not exceeding 50% of aggregate base salaries of our executive officers. Individual executive officer discretionary awards are made based upon the recommendation of our chief executive officer and approved by the Compensation Committee. The Compensation Committee separately reviews the chief executive officer’s performance to determine whether any discretionary award for the chief executive officer is appropriate and makes the award. We intend for potential awards to be significant enough to further motivate the recipient and be tied to the impact of specific individual achievements and results that further our objectives. There is no restriction on the factors that the chief executive officer and/or the Compensation Committee may consider.

For the Special Discretionary Award granted in 2008 for 2007 performance, the Compensation Committee approved executive officer discretionary awards from a pool of approximately 25% of aggregate base salaries of our executive officers.

In conducting the 2007 review of executive compensation, the Compensation Committee determined that for 2008 and beyond, the Special Discretionary Award pool will be reduced to 10% of aggregate base salaries of our executive officers (or as high as 20% for outstanding performance) to allow us to bring base salaries closer to market median levels without significantly increasing total compensation.

Long-Term, Equity-Based Incentive Compensation

We believe that long-term, equity-based incentive compensation is an important component of our executive compensation because it has the effect of retaining executive officers, aligning executive officers’ financial interests with the interests of our stockholders, and rewarding the achievement of our long-term strategic goals. Payment of long-term incentive awards is based on Company performance and is targeted at levels comparable to those of the market median for comparable positions, utilizing the same compensation data we use for setting total annual compensation. Historically, our primary longer-term, equity-based program for existing executive officers has been the EIP.

Executive Incentive Plan (EIP). The EIP was introduced at the time of the Boeing Acquisition, to provide an opportunity for our key executive officers to acquire an equity interest in the Company, as a way to ensure that they would remain with the Company, and to attract other key executive officers. Under the EIP, executive officers were entitled to purchase Company stock and received grants of restricted Company stock which were subject to vesting conditions described below.

Participants in the EIP purchased shares of restricted Company stock with cash and/or traded the transferred, frozen value of their Boeing SERP (non-qualified supplemental employee retirement plan) for phantom shares of Company stock. The EIP provides for up to a four-to-one match on the participant’s stock or phantom stock investment. Matching grants vest upon certain liquidity events specified under the plan in which entities affiliated with Onex liquidate a portion of their investment in the Company. Upon such a liquidity event, recipients may receive an interest in all or a portion of the shares granted to them, which portion is determined pursuant to a formula (the “EIP Vesting Formula”) based on the portion of the Onex entities’

investment liquidated, the return on the Onex entities’ investment, and the recipient’s period of service with Spirit if no longer employed with Spirit. If the liquidity event is a change in control (as defined in the plan), recipients may receive an interest in all remaining shares granted to them. In addition, recipients may receive an interest in granted shares on June 16, 2015, if no change in control has occurred by then. Because the EIP was established to retain key executive officers at the time of the initial acquisition of our business and initially to attract additional key executive officers, it was closed to participation shortly after the acquisition of the aerostructures division of BAE Systems (Operations) Limited (“Spirit Europe”) in April 2006. No stock has been purchased or granted under the EIP since July 31, 2006.

We completed an initial public offering in November 2006 that resulted in a partial vesting, approximately 43%, of the EIP matching stock that we granted to our named executive officers. In May 2007, certain of our stockholders completed a secondary offering which resulted in an additional partial vesting, approximately 28%, of the EIP matching stock that we granted to our named executive officers. Following the initial public offering and secondary offering, 29% of the matching stock granted to our named executive officers remains subject to vesting conditions. However, as a result of the returns earned by the Onex entities in the initial public offering and the secondary offering, the element of the EIP Vesting Formula based on the return realized on the Onex entities’ investment will be satisfied at the highest level for all subsequent liquidity events, assuming no additional investment in the Company is made by the Onex entities and subject to the right of the Compensation Committee to exercise discretion as to whether the return on investment capital requirement of the EIP is satisfied.

Details of resultant payouts can be found in the “Summary Compensation Table for Fiscal Years 2006 and 2007” and “Option Exercises and Stock Vested for Fiscal Year 2007” tables below.

Amended and Restated Long-Term Incentive Plan (LTIP). The LTIP was implemented for grants of stock awards for some key employees. Executive officers have previously participated in the EIP as a long-term incentive vehicle and therefore, generally the LTIP has not been used for the executive officers.

As part of the 2007 executive compensation review, the Compensation Committee determined that for 2008 and beyond, the LTIP will be an important component of compensation, particularly as the EIP fully vests. The LTIP will be used to provide long-term, equity-based incentive compensation in keeping with our executive compensation philosophy for the entire executive group. As the STIP provides the at-risk component of the executive package, the LTIP, which is a time-based vesting plan, will be primarily used for attraction and retention purposes. Our ability to use the LTIP as a significant component of long-term incentive compensation is dependent on the approval by our stockholders of an increase in the number of shares which may be granted under the LTIP. See “Proposal No. 3—Approval of Amendments to the Company’s Amended and Restated Long-Term Incentive Plan.”

Subject to stockholder approval of the increase in the number of shares which may be granted under the LTIP, we expect to grant restricted stock awards with multi-year vesting schedules to all of our executive officers for 2008 and beyond. Typically, one-third of the shares granted will vest on each of the 2nd, 3rd and 4th anniversaries of the grant date. However, grants of LTIP awards to EIP participants will take into account EIP grants which remain unvested, and LTIP grants to these participants will not begin to vest until one year after the remaining EIP grants vest.

Other Compensation Elements

Payments for Executive Recruitment. We seek to obtain some of the most highly qualified executive talent in a highly competitive industry. Because we have only recently been formed, we have not had the opportunity to grow executive talent in-house. As such, we must seek to attract executive talent from other companies, including our competitors, who have proven records of skill and performance. To satisfy our goal of attracting highly qualified executive talent, the Compensation Committee strongly believes that the initial compensation package provided to an executive officer must be significant enough to cause such executive officer to leave his or her current employment in which he or she may have significant tenure and significant value tied to long-term incentive and other compensation arrangements—most of which would be forfeited upon joining us.

Therefore, we have structured a variety of compensation arrangements and approved payments to recruit executive talent. Several of these compensation arrangements provided for the transfer of equivalent benefits that several of our executive officers enjoyed while they worked for Boeing. See the discussion accompanying the “Nonqualified Deferred Compensation and Pension Plan” table below. In other cases, the Compensation Committee has approved cash payments designed to compensate individual executive officers for compensation that they would forgo by leaving their current employers. For the named executive officers, those payments for 2007 (and with regard to named executive officers who were also named executive officers in 2006, those payments for 2006) are listed in the “Summary Compensation Table for Fiscal Years 2006 and 2007” below. Payments designed to compensate for forgone salary and general benefits are listed under the “All Other Compensation” column of that table, and payments designed to compensate for forgone bonuses are listed under the “Bonus” column of that table. The Compensation Committee believes that its decision to adopt those compensation arrangements and approve those payments was reasonable and necessary to achieve overall Company goals and was consistent with our compensation philosophy.

Perquisites and Personal Benefits. Perquisites and other benefits represent a small part of the overall compensation package for our executive officers, and are offered only after consideration of business need. The Compensation Committee annually reviews the perquisites and other personal benefits that we provide to our executive officers. For 2006 and 2007, the primary perquisites and personal benefits were private use of aircraft and other travel expenses, Company-provided automobiles, relocation expenses, and club memberships. We maintain certain country club memberships for the purpose of business entertainment which memberships, by club rules, are in our executive officers’ names. When an executive officer uses a club membership exclusively for Company business purposes, it is our policy not to attribute the cost of such membership to the executive officer as personal income. When an executive officer also uses a membership for personal reasons, we attribute the value of the membership to the executive officer as additional income. For each of 2006 and 2007, we authorized two club memberships—one each to our chief executive officer and our chief financial officer. For 2006 and 2007, Mr. Turner did not make personal use of his club membership and Mr. Schmidt did make personal use of his club membership. The amounts attributed to Mr. Schmidt are shown in the “Summary Compensation Table for Fiscal Years 2006 and 2007” below.

Retirement Plans. We adopted a supplemental executive retirement plan (“SERP”) in connection with the Boeing Acquisition in order to attract certain employees to join our Company from Boeing. The SERP provides deferred compensation benefits to those of our executive officers and certain other members of management that previously participated in Boeing’s Supplemental Executive Retirement Plan for Employees of Boeing, prior to the Boeing Acquisition. Also in connection with the Boeing Acquisition, we adopted the Pension Value Plan (“PVP”) for those former employees of Boeing who did not retire from Boeing by August 1, 2005. Both the SERP and the PVP are frozen plans, so no additional employees are becoming participants in the plans and no current participants are accruing any additional benefit. The PVP allowed the transfer of pension values from Boeing pension plans. The PVP is fully paid for by us and our employees are vested after reaching five years of service. We list the benefit numbers for the named executive officers in the “Pension Benefits” table below and the additional narrative following that table.

We provide our executive officers, including our named executive officers, benefits provided to all other salaried, non-union employees, including medical and dental insurance and tax-qualified defined contribution participation and matching (our 401(k) plan). These benefits are important for retaining our executive officers and enhancing their compensation through tax excluded or tax deferred vehicles. Our contributions to our 401(k) plan on behalf of the named executive officers are described in the “All Other Compensation” column of the “Summary Compensation Table for Fiscal Years 2006 and 2007” below. This plan furthers our objectives of attracting and retaining well-qualified employees and executive officers and are consistent with our compensation philosophy.

Compensation in Connection with Termination of Employment and Change-In-Control

We do not maintain any programs of broad application specifically designed to provide compensation in connection with the termination of employment or a change in control of the Company. Our view toward creating sustainable growth and long-term stockholder value has been deemed best served by encouraging the attraction and retention of high quality executive officers through performance-based incentives without overemphasizing compensation at terminal events, such as termination or change in control.

Compensation practices in connection with termination of employment generally have been designed on a case-by-case basis as the Compensation Committee deems necessary to achieve our goal of attracting highly-qualified executive talent. We recognize that an appropriate incentive in attracting talent is to provide reasonable protection against loss of income in the event the employment relationship terminates without fault of the employee. Thus, we have provided for termination compensation through individual employment agreements in the form of salary and benefit continuation for a moderate period of time following involuntary termination of an executive officer’s employment. We have also agreed to individual severance arrangements at the time of termination of employment, taking into account the specific facts and circumstances surrounding termination, including other compensation available at such time.

To the extent our compensation arrangements provide for a payment or earning event in connection with a change in control, our intent generally has been to reward employees for the long-term performance that culminates in the change in control event and to provide that reward at a time of sufficient liquidity (when value also is being returned to stockholders). For example, we designed our EIP to encourage long-term performance by deferring the vesting of awards until the occurrence of a liquidity event (including a change in control), but even then only to the extent objective performance goals are obtained. Similarly, payment of value attributable to phantom stock investments under our Supplemental Executive Retirement Plan is deferred until a liquidity event occurs and is then made at the earliest time permitted in accordance with applicable income tax rules (generally the earlier of a separation from service or a qualifying change in control).

No arrangements providing for a payment or earning event in connection with a change in control are designed to require a “double trigger” (a combination of a change in control with some other event, such as a separation from employment or change in responsibilities) in order to realize value (except to the extent applicable income tax rules require deferral of payment to termination of employment). We are of the view that our management and workforce add materially to the value of our business as a going concern, and that value may be impaired if employees are encouraged to leave in order to realize value. We have designed our compensation arrangements to strike a balance between encouraging retention and providing appropriate protection. The EIP, for example, which takes an employee’s years of service with the Company into account in determining vesting upon a liquidity event, provides full service credit for employees that continue their employment through the date of a liquidity event (even if full credit has not yet been earned), thereby providing an incentive to remain employed through the date of the liquidity event (which might be a change in control). The EIP also provides an acceleration of credited service (to the extent not yet earned) in the event employment is involuntarily terminated (actually or constructively) following a change in control, thereby ensuring that an employee involuntarily terminated following a change in control is not adversely affected as to future liquidity events because the employee did not have a full opportunity to earn full service credit for vesting purposes.

You can find additional information regarding our practices in providing compensation in connection with termination of employment and change in control under the heading “Potential Payments on Termination or Change-In-Control” below.

Accounting and Tax Treatment of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), imposes a $1 million limit on the amount that a public company may deduct for compensation paid to a company’s chief executive officer or any of a company’s three other most highly compensated executive officers (other than its chief financial officer) who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by stockholders). For compensation reported in fiscal years 2006 and 2007, the grants of stock and the payments of incentive cash awards were designed to satisfy the Internal Revenue Service requirements for deductible compensation.

Upon our inception, we adopted SFAS No. 123(R), Share-Based Payment, which generally requires companies to measure the cost of employee and non-employee services received in exchange for an award of equity instruments based on the grant-date fair value and to recognize this cost over the requisite service period or immediately if there is no service and there are no other performance requirements. The notes to our consolidated financial statements, included in our Annual Report on Form 10-K for fiscal year 2007 filed with the SEC, contain further information concerning our policies with respect to SFAS No. 123(R).

Compensation Committee Report

The Compensation Committee establishes and oversees the design and functioning of our executive compensation program. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with our management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement for the 2008 Annual Meeting of Stockholders and also be incorporated by reference in our Annual Report on Form 10-K for the fiscal year 2007.

Compensation Committee
Seth Mersky, Chairman
Paul Fulchino
Robert Johnson

Summary Compensation Table for Fiscal Years 2006 and 2007

The following table summarizes compensation information for the fiscal year ended December 31, 2007, for (i) Mr. Turner, our chief executive officer, (ii) Mr. Schmidt, our chief financial officer, and (iii) our three most highly compensated executive officers other than our chief executive officer and our chief financial officer who were serving as our executive officers at the end of such fiscal year. The following table also summarizes compensation information for the fiscal year ended December 31, 2006, for those of the foregoing officers who were listed as named executive officers in our Proxy Statement for our 2007 Annual Meeting of stockholders.

								Change in
								Pension
							Non-	Value and
							Equity	Nonqualified
							Incentive	Deferred
					Stock	Option	Plan	Compensation		All Other
Name and		Salary	Bonus		Awards	Awards	Compensation	Earnings		Compensation		Total
Principal Position	Year	($)	($)		($)(3)	($)	($)(4)	($)		($)		($)

Jeffrey L. Turner,	2007	263,390	200,000	(1)	4,646,487	—	438,561	(35,686	)(5)	31,006	(7)(8)	5,543,758
President & CEO	2006	263,393	200,000	(1)	6,272,439	—	895,560	68,850	(6)	68,814	(9)	7,769,056
Ulrich (Rick) Schmidt,	2007	432,494	80,000	(1)	4,085,527	—	288,045	—		33,591	(10)	4,919,657
EVP & CFO	2006	432,496	50,000	(1)	5,403,078	—	588,200	—		2,649,170	(11)	9,122,944
John Lewelling,	2007	375,003	50,000	(1)	2,339,853	—	187,313	—		67,914	(12)	3,020,083
SVP/GM AeroStructures	2006	315,868	300,000	(2)	2,181,670	—	382,500	—		1,632,344	(13)	4,812,382
Segment
Ronald C. Brunton,	2007	199,992	100,000	(1)	1,377,685	—	166,500	—		21,464	(7)(14)	1,865,641
EVP & Chief	2006	194,018	200,000	(1)	1,759,207	—	330,953	—		20,246	(15)	2,504,424
Operations Officer
H. David Walker,	2007	199,992	50,000	(1)	1,115,129	—	99,900	—		15,839	(7)(16)	1,480,860
SVP of Sales & Marketing

(1)	Represents a discretionary bonus paid to the respective executive officer.

(2)	Represents a one-time cash payment for a sign-on bonus paid to Mr. Lewelling.

(3)	Represents the dollar amount recognized for financial statement reporting purposes with respect to fiscal years 2006 and 2007 in accordance with SFAS 123(R), and includes amounts from awards granted in and prior to 2006 and 2007. Additional information concerning the Company’s accounting for stock awards may be found in Note 12 to the Company’s consolidated financial statements in our Annual Report on Form 10-K for 2007.

(4)	Represents cash compensation paid under the STIP for the fiscal year 2007.

(5)	$35,686 represents the aggregate change in the actuarial present value of Mr. Turner’s interest under the Company’s Pension Value Plan. There were no above-market earnings on Mr. Turner’s interest under the Company’s Deferred Compensation Plan.

(6)	$68,434 represents the aggregate change in the actuarial present value of Mr. Turner’s interest under the Company’s Pension Value Plan, and $416 represents the above-market earnings on Mr. Turner’s interest under the Company’s Deferred Compensation Plan.

(7)	The total value of all perquisites and personal benefits has been excluded as their total is less than $10,000.

(8)	Includes $29,810 for Company contributions to defined contributions plans and (b) $1,196 for Company contributions toward life insurance coverage.

(9)	Includes (a) $38,987 for a Company provided car, (b) $625 for personal use of Company aircraft, and (c) $29,202 for Company contributions to defined contribution plans.

(10)	Includes (a) $7,065 for country club dues, (b) $3,804 of Company paid for dependent travel (c) $20,581 for Company contributions to defined contribution plans, and (d) $2,141 for Company contributions toward life insurance coverage.

(11)	Includes (a) $4,121 for country club dues, (b) $239,702 for relocation expenses, (c) $22,711 for Company contributions to defined contribution plans, and (d) $2,382,635 for a one-time payment in lieu of forgone executive compensation from prior employer.

(12)	Includes (a) $25,025 for relocation expenses reimbursed by the Company, (b) $15,000 for value of financial planning services provided by the Company, (c) $27,255 for Company contributions to defined contribution plans, and (d) $634 for Company contributions toward life insurance coverage.

(13)	Includes (a) $245,349 for relocation expenses, (b) $1,224,165 for compensation cost of purchase of stock from the Company at discount from fair market value, (c) $17,848 for Company contribution to defined contribution plans, and (d) $144,982 for payment of taxes for sign-on bonus.

(14)	Includes (a) $20,625 for Company contributions to defined contribution plans and (b) $839 for Company contributions toward life insurance coverage.

(15)	Represents $20,246 for Company contribution to defined contribution plans.

(16)	Includes (a) $15,000 for Company contributions to defined contribution plans and (b) $839 for Company contributions toward life insurance coverage.

Grants of Plan-Based Awards for Fiscal Year 2007

The following table presents information regarding grants of plan-based awards to our named executive officers during the fiscal year ended December 31, 2007.

									All
								All	Other
								Other	Option
								Stock	Awards		Grant
		Estimated Possible Payouts						Awards:	Number of	Exercise	Date Fair
		Under			Estimated Future Payouts			Number of	Securities	or Base	Value of
		Non-Equity Incentive Plan			Under			Shares of	Under-	Price of	Stock and
		Awards(1)			Equity Incentive Plan Awards(2)			Stock	lying	Option	Option
		Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Option	Awards	Awards
Name	Grant Date	($)	($)	($)	($)	($)	($)	(#)	(#)	($/Sh)	($)

Jeffrey L. Turner,	2/18/2007	—	—	—	105,360	526,800	1,053,600	—	—	—	882,659
President & CEO	N/A	105,360	526,800	1,053,600	—	—	—	—	—	—	N/A
Ulrich (Rick) Schmidt,	2/18/2007	—	—	—	69,200	346,000	692,000	—	—	—	579,725
EVP & CFO	N/A	69,200	346,000	692,000	—	—	—	—	—	—	N/A
John Lewelling,	2/18/2007	—	—	—	45,000	225,000	450,000	—	—	—	377,007
SVP/GM AeroStructures	N/A	45,000	225,000	450,000	—	—	—	—	—	—	N/A
Segment
Ronald C. Brunton,	2/18/2007	—	—	—	40,000	200,000	400,000	—	—	—	326,193
EVP & Chief Operations	N/A	40,000	200,000	400,000	—	—	—	—	—	—	N/A
Officer
H. David Walker,	2/18/2007	—	—	—	24,000	120,000	240,000	—	—	—	201,065
SVP of Sales & Marketing	N/A	24,000	120,000	240,000	—	—	—	—	—	—	N/A

(1)	2007 STIP cash awards, paid in February 2008, were granted and earned in 2007. The actual cash awards for the named executive officers for 2007 are reported in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table for Fiscal Years 2006 and 2007.”

(2)	The STIP restricted stock awards are denominated in dollars and then converted and paid in shares of Class B Common stock. Mr. Turner was granted 29,373 shares, Mr. Schmidt was granted 19,292 shares, Mr. Lewelling was granted 12,546 shares, Mr. Brunton was granted 10,855 shares, and Mr. Walker was granted 6,691 shares under the STIP in February 2007 for 2006 performance.

2007 STIP restricted stock awards are not included in the foregoing table because they were granted in February 2008. The restricted stock awards were denominated in dollars and then converted and paid in shares of Class B Common stock, at $25.88 per share, the closing trading price of our Class A Common stock on February 12, 2008, which was the third trading day after our quarterly earnings announcement. Mr. Turner was granted 17,294 shares, Mr. Schmidt was granted 11,359 shares, Mr. Lewelling was granted 7,387 shares, Mr. Brunton was granted 6,566 shares and Mr. Walker was granted 3,940 shares in February 2008 for 2007 performance.

Outstanding Equity Awards at End of Fiscal Year 2007

The following table presents information concerning the number and value of unvested restricted stock grants to our named executive officers under our STIP and EIP plans outstanding as of December 31, 2007. We have not granted any options or option-like awards.

	Option Awards					Stock Awards
Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards:
								Awards:	Market or
								Number	Payout
			Equity					of	Value of
			Incentive					Unearned	Unearned
			Plan					Shares,	Shares,
			Awards:				Market Value	Units or	Units or
	Number of	Number of	Number of			Number of	of Shares or	Other	Other
	Securities	Securities	Securities			Shares or	Units of	Rights	Rights
	Underlying	Underlying	Underlying	Option		Units of	Stock That	That	That Have
	Unexercised	Unexercised	Unexercised	Exercise	Option	Stock That	Have Not	Have Not	Not
	Options (#)	Options (#)	Unearned	Price	Expiration	Have Not	Vested(1)	Vested	Vested
Name	Exercisable	Unexercisable	Options (#)	($)	Date	Vested (#)	($)	(#)	($)

Jeffrey L. Turner,	—	—	—	—	—	444,244	15,326,418	—	—
President & CEO
Ulrich (Rick) Schmidt,	—	—	—	—	—	365,018	12,593,121	—	—
EVP & CFO
John Lewelling,	—	—	—	—	—	116,264	4,011,108	—	—
SVP/GM AeroStructures Segment
Ronald C. Brunton,	—	—	—	—	—	114,573	3,952,769	—	—
EVP & Chief Operations Officer
H. David Walker,	—	—	—	—	—	75,836	2,616,342	—	—
SVP of Sales & Marketing

(1)	Market value calculated by multiplying the number of shares by $34.50, the closing price per share of our Class A Common stock on the last trading day of our fiscal year 2007. Upon vesting, shares of Class B Common stock are convertible into shares of Class A Common stock on a one-for-one basis.

Option Exercises and Stock Vested for Fiscal Year 2007

The following table presents information concerning the vesting of restricted stock for our named executive officers during the fiscal year ended December 31, 2007. We have not granted any options or option-like awards.

	Option Awards		Stock Awards
	Number		Number
	of Shares	Value	of Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting(1)
Name	(#)	($)	(#)	($)

Jeffrey L. Turner, President & CEO	—	—	481,645	16,046,141
Ulrich (Rick) Schmidt, EVP & CFO	—	—	368,751	12,387,644
John Lewelling, SVP/GM AeroStructures Segment	—	—	101,774	3,449,251
Ronald C. Brunton, EVP & Chief Operations Officer	—	—	126,410	4,192,519
H. David Walker, SVP of Sales & Marketing	—	—	83,500	2,771,680

(1)	Each share of restricted stock awarded by us under the STIP or LTIP vested on February 17, 2007, at $30.17, the closing price of our Class A Common stock on such date. Certain shares of restricted stock awarded by us under the EIP vested on May 25, 2007, at $33.80, the closing price of our Class A Common stock on such date. Additional shares of restricted stock awarded by us under the EIP vested on May 31, 2007, at $34.91, the closing price of our Class A Common stock on such date.

Pension Benefits

The following table presents information concerning benefits received under the Company’s Pension Value Plan by the named executive officers during the fiscal year ended December 31, 2007.

		Number of		Present Value
		Years		of	Payment
		Credited		Accumulated	During Last
		Service		Benefit	Fiscal Year
Name	Plan Name	(#)		($)	($)

Jeffrey L. Turner, President & CEO	Pension Value Plan	29.6715	(1)	749,253	0
Ulrich (Rick) Schmidt, EVP & CFO	—	—		—	—
John Lewelling, SVP/GM AeroStructures Segment	—	—		—	—
Ronald C. Brunton, EVP & Chief Operations Officer	—	—		—	—
H. David Walker, SVP of Sales & Marketing	—	—		—	—

(1)	As reported by Boeing under a Boeing Prior Plan (as defined below), and includes service with Boeing. See narrative below.

Effective June 17, 2005, pension assets and liabilities were spun-off from three of Boeing’s qualified plans (each, a “Prior Plan”) into four Spirit qualified plans for each Spirit employee who did not retire from Boeing by August 1, 2005. Each Prior Plan was frozen as of June 16, 2005, for future service credits and pay increases. Effective December 31, 2005, all four qualified plans were merged together into the Spirit AeroSystems Holdings, Inc. Pension Value Plan (“PVP”).

One of our named executive officers, the chief executive officer, is a participant in the PVP. Mr. Brunton retired from Boeing and is not a participant in the PVP. Our other three named executive officers were not employees of Boeing. Benefits under the PVP applicable to Mr. Turner are based upon a Prior Plan benefit plus a Cash Balance benefit. An actuarial determination of the Prior Plan benefit was completed by Boeing based on service and final average pay through December 31, 1998, and indexed for changes in base pay through June 16, 2005. The Prior Plan amounts are payable as a life annuity beginning at normal retirement (age 65), with the full benefit payable upon retirement on or after age 60. Under the Cash Balance benefit formula, employees received Benefit Credits based on their age at the end of each plan year through June 16, 2005. The annual Benefit Credit was a specified percentage of eligible pay, ranging from 3% at ages younger than 30 to 11% upon reaching age 50. Eligible pay included base pay and executive incentive pay, limited to Code’s Section 401(a)(17) limits. The Benefit Credits ceased upon freezing of the Prior Plan; however, employees continue to receive Interest Credits each year. The Interest Credits for each year are based on the 30-year Treasury Rate as of November of the prior year, with a minimum of 5.25% and maximum of 10%. The Cash Balance account is converted to a life annuity upon an active employee’s retirement using a factor of 11.

The PVP is fully paid for by the Company and employees are vested after reaching five years of service. Vesting service continues to accumulate after June 16, 2005, for continued employment. At least as early as November 30, 2006 (the end of the PVP’s fiscal year), Mr. Turner (32.4167 years for vesting) was fully vested in his benefit.

The normal retirement age under the Plan is 65. There are various early retirement ages allowed under the plan for the various benefits provided to employees. Mr. Turner is currently entitled to early retirement benefits. The Prior Plan benefit is reduced by 2% for each year that benefits commence prior to age 60. Mr. Turner is currently 56 years of age. Projected annual benefits payable upon retirement at age 60 are $81,199 for Mr. Turner. If he retires at age 65, the annual benefit amount is $86,776.

For purposes of the calculations shown in the “Pension Benefits” table, we assume that the named executive officer elects a single life annuity form of payment. The present value determination is based on the RP 2000 Mortality Table projected to 2010 with white collar adjustment and a 5.75% interest rate. The Interest Credit rate used in the calculations is 5.25% for each future year. The present values were calculated assuming the named executive officer retires and commences receipt of benefits at age 60.

We also maintain the SERP, which provides supplemental, nonqualified retirement benefits to executives who (1) had their benefits transferred from a Boeing nonqualified plan to the SERP and (2) did not elect to convert their SERP benefit into phantom shares as of June 17, 2005. Benefits under this plan were also frozen as of the date of the Boeing Acquisition. There are no SERP annuity benefits payable in the future to the named executive officers.

Other Retirement Benefits

We sponsor the Spirit AeroSystems Holdings, Inc. Retirement & Savings Plan (RSP), a qualified plan covering certain eligible employees. Under the RSP, we make a matching contribution of 75 percent of the employee’s contributions to a maximum 6 percent of compensation match based on employee contributions of 8 percent of compensation. Compensation for this plan is base pay, subject to compensation limits prescribed by the IRS. The matching contributions are immediately 100% vested.

Non-matching contributions, based on an employee’s age and vesting service, are made at the end of each calendar year for certain employee groups. Each named executive officer is eligible for these contributions for each year that he (1) is employed by us as of December 31 and (2) receives a year of vesting service. If age plus vesting service totals less than 60, employees receive 1.5% of base salary as a non-matching Company contribution; if age plus vesting service totals at least 60 but less than 80, employees receive 3% of base salary; and if age plus vesting service totals at least 80, employees receive a 4.5% of base salary contribution. These contributions are 50% vested at three years, 75% vested at four years, and 100% vested at five years of vesting service, which includes prior service with Boeing.

In addition, we contribute amounts for certain employees eligible for transition contributions. In general, employees who became our employees on June 17, 2005, did not retire from Boeing, and had at least five years of vesting service as of that date are eligible for such transition contributions. Mr. Turner is our only named executive officer entitled to such transition contributions. Transition contributions are paid at the end of each calendar year for a number of years equal to the employee’s vesting service as of June 17, 2005, up to a maximum of 15 years. For vesting service from 5-9 years, such transition contribution is 1.5% of base salary per year; for 10-14 years, it is 2.5% of base salary per year; and for at least 15 years, it is 3.5% of base salary per year. These contributions become vested after five years of vesting service with us or upon reaching age 60, if earlier.

RSP matching contributions, non-matching contributions, and Transition Contributions are included in the “Summary Compensation Table for Fiscal Years 2006 and 2007” above as a component of “All Other Compensation” for the eligible named executive officer.

We make post-retirement medical coverage available to all employees who retire from the Company at age 55 or later, provided they have at least 10 years of service. Employees pay the full cost of coverage for this benefit—we do not pay any subsidy. For employees previously employed by Boeing whom we hired as of June 17, 2005, we provide subsidized post-retirement medical coverage upon early retirement after attaining age 62 with 10 years of service. Subject to paying the same employee premiums as an active employee, the early retiree may maintain their medical coverage until attainment of age 65. This subsidized coverage is available to Mr. Turner and Mr. Brunton, provided they retire from the Company on or after age 62.

Nonqualified Deferred Compensation

The following table presents information concerning each of our defined contribution or other plans that provides for the deferral of compensation of our named executive officers on a basis that is not tax qualified.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawls/	Balance at
	in Last FY	in Last FY	Last FY	Distributions	Last FYE
Name	($)	($)	($)	($)	($)

Jeffrey L. Turner, President & CEO	—	—	5,499	0	101,184
Ulrich (Rick) Schmidt, EVP & CFO	—	—	—	—	—
John Lewelling, SVP/GM AeroStructures Segment	—	—	—	—	—
Ronald C. Brunton, EVP & Chief Operations Officer	—	—	—	—	—
H. David Walker, SVP of Sales & Marketing	—	—	—	—	—

We also sponsor the Spirit AeroSystems Holdings Deferred Compensation Plan (“DCP”). This nonqualified plan allows eligible employees to defer receipt of a portion of their base salary or short-term incentive compensation. In addition, the DCP allows for discretionary contributions by the Company into a separate account in the DCP. Deferred amounts and amounts which we contribute to our employees’ accounts in the DCP are credited with a rate of return which we determine annually prior to our fiscal year based on the current yield on high-quality fixed income bonds (we have used Moody’s AA bond index as the basis for determination of this rate). For 2007, the interest crediting rate was 5.75%. Accumulated amounts are payable to the participant in either a lump sum or installments upon separation from employment with the Company, or at the end of the deferral period selected by the participant upon enrollment in the DCP.

Contributions to the DCP labeled as “Registrant Contributions” are included as part of “All Other Compensation” in the “Summary Compensation Table for Fiscal Years 2006 and 2007”. Earnings under the plan that are “above-market” (defined by SEC rule as that portion of interest that exceeds 120% of the applicable federal long-term rate, with compounding, which for October 2006, the applicable month for which the crediting rate was determined, was 6.04%) are disclosed in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the “Summary Compensation Table for Fiscal Years 2006 and 2007” above.

Potential Payments on Termination or Change-in-Control

Termination of Employment

Spirit maintains employment agreements with the named executive officers, except for Mr. Brunton, pursuant to which certain payments may be made, or benefits provided, in the event the executive’s employment is terminated. In addition, upon termination of employment, amounts may become payable to the named executive officers pursuant to the SERP and/or the DCP.

Employment Agreements

Employment agreements entered into by Spirit with Messrs. Turner and Schmidt provide for varying types and amounts of payments and additional benefits upon termination of employment, depending on the circumstances of the termination.

•	Voluntary Termination by the Executive. In the event of voluntary termination by the executive, payment of one-half of the bonus that otherwise would have been payable pursuant to the STIP will be made (pro-rated for a partial year). Salary and benefits are continued only through the date of termination.

•	Involuntary Termination by Spirit for Cause. In the event of involuntary termination by Spirit for cause, no amounts are payable by reason of termination, other than salary and benefits payable through the date of termination. Generally, each of the named executive officers’ employment agreements define termination for “cause” to mean (1) the executive committing a material breach of his employment agreement or acts involving moral turpitude, including fraud, dishonesty, disclosure of confidential information, or the commission of a felony, or direct and deliberate acts constituting a material breach of his duty of loyalty to Spirit; (2) the executive willfully or continuously refusing to or willfully failing to perform the material duties reasonably assigned to him by the Board that are consistent with the provisions of his employment agreement where the refusal or failure does not result from a disability (as discussed below); or (3) the inability of the executive to obtain and maintain appropriate United States security clearances. Messrs. Turner’s and Schmidt’s employment agreements state that their termination is not deemed to be for cause unless and until there shall have been delivered to the executive a copy of a resolution, duly adopted by the Board. Although Mr. Schmidt’s employment agreement requires that he seek to obtain and maintain appropriate United States security clearance, the termination of Mr. Schmidt’s employment agreement for his failure to do so (without regard to any underlying facts for such failure) would constitute a termination without cause.

•	Expiration of Employment Agreement or Involuntary Termination by Spirit without Cause. In the event employment terminates due to expiration of the employment agreement or involuntary termination by Spirit without cause, base salary generally will be continued for 24 months. In addition, a bonus payment will be made pursuant to the STIP equal to the full amount of the bonus that otherwise would have been payable under the STIP (if any) for the year of termination, and a bonus payment will be made pursuant to the STIP for each subsequent year (pro rated for any partial year) during which salary continuation payments are made (with such payments determined on the assumption that target performance is achieved for such years). Medical benefits will be continued during the period that salary continuation payments are made (subject to early termination in the event of new employment), with premiums paid by Spirit in the same proportion that premiums are paid on similar coverage for other executive officers. For Mr. Schmidt, life insurance benefits also will be continued in the event of involuntary termination without cause, with premiums paid by Spirit in the same proportion that premiums are paid for other executive officers.

In addition to the foregoing payments and benefits, upon termination of Mr. Schmidt’s employment under these circumstances, vesting is accelerated with respect to any shares of stock previously granted to Mr. Schmidt under the STIP. Further, upon involuntary termination of either Mr. Turner or Mr. Schmidt without cause, additional years of service under the EIP may be credited (which may increase the portion of restricted shares in which they acquire an interest upon a future liquidity event).

Furthermore, in addition to the foregoing payments and benefits, upon termination of Mr. Schmidt’s employment because of expiration of his employment period without renewal or termination without cause by Spirit, Mr. Schmidt has the option to sell to Spirit (the “Put Option”) and Spirit has the option to purchase from Mr. Schmidt (the “Call Option”), in either case for a period of 180 days following termination of his employment, all or any portion of the shares of stock in the Company held by Mr. Schmidt at that time (not including shares granted pursuant to the EIP in which Mr. Schmidt has not yet acquired an interest) for an amount equal to the closing price per share of our Class A Common stock as of the date the Put Option or Call Option is exercised.

Generally, any termination of any of the employment agreements with the named executive officers by Spirit other than for cause, death, disability, or expiration of the employment period without renewal constitutes a termination without cause. Mr. Schmidt’s employment agreement specifically provides that the termination of his employment agreement by Spirit without cause includes if (1) his duties and responsibilities are materially and adversely altered without his consent, (2) his base salary is materially reduced by Spirit (other than as part of a general reduction to all executive officers) without his consent, (3) Spirit commits a material breach of his employment agreement, or (4) certain adverse employment actions (as described in more detail below) occur with respect to Mr. Schmidt following a change in control. Except for Mr. Schmidt’s employment agreement, none of the other named executive officers’ employment agreements attempt to define circumstances constituting constructive termination by Spirit. However, each of the named executive officers’ employment agreements are governed by

Kansas law, which recognizes the concept that a termination by the employee may constitute a constructive termination by the employer under certain circumstances.

For purposes of the EIP and the DCP, a termination for cause means a separation from service involving (i) gross negligence or willful misconduct in the exercise of the executive’s responsibilities; (ii) breach of fiduciary duty with respect to Spirit; (iii) material breach of any provision of an employment or consulting contract; (iv) the commission of a felony crime or crime involving moral turpitude; (v) theft, fraud, misappropriation, or embezzlement (or suspicion of the same); (vi) willful violation of any federal, state, or local law (except traffic violations and other similar matters not involving moral turpitude); or (vii) refusal to obey any resolution or direction of the executive’s supervisor or the Board. The Compensation Committee determines, in its sole discretion, whether an executive has incurred a separation from service that is a termination for cause under the EIP and DCP.

•	Disability. In the event employment terminates due to disability, base salary, medical benefits, and life insurance benefits generally are continued until age 65. For this purpose, disability means the inability to render the services required under the employment agreement for a period of 180 days during any 12-month period. In addition to the foregoing payments and benefits, upon termination of Mr. Schmidt’s employment due to disability, vesting is accelerated with respect to any shares of stock previously granted to Mr. Schmidt under the STIP, and he may be credited with additional years of service under the EIP (which may increase the portion of restricted shares in which he acquires an interest upon a future liquidity event). Upon termination of Mr. Schmidt’s employment due to disability, he may exercise the Put Option and Spirit may exercise the Call Option.

•	Death. In the event employment terminates due to death, base salary will be continued for the remaining term of the agreement. In addition, a bonus payment will be made pursuant to the STIP equal to the full amount of the bonus that otherwise would have been payable under the STIP (if any) for the year of termination, and a bonus payment for one subsequent year will be made pursuant to the STIP (with such payment determined on the assumption that target performance is achieved for such year). Furthermore, additional years of service credit may be given for vesting purposes under the EIP (which may increase the portion of restricted shares in which an interest is acquired upon a future liquidity event). In the event of Mr. Schmidt’s termination of employment due to death, vesting is accelerated with respect to any shares of stock previously granted to Mr. Schmidt under the STIP, and medical benefits for Mr. Schmidt’s family generally will be continued during the period that base salary is continued, with premiums paid by Spirit in the same proportion that premiums are paid on similar coverage for other executive officers. If Mr. Schmidt’s employment terminates due to his death, his personal representative may exercise the Put Option and Spirit may exercise the Call Option.

The continued receipt of payments and benefits by Messrs. Turner and Schmidt upon termination of employment due to expiration of their employment agreements or involuntary termination without cause is conditioned upon satisfaction, for a period of 24 months after termination of employment, of a covenant not to compete and a covenant not to solicit customers or employees of Spirit.

Spirit’s employment agreements with Messrs. Lewelling and Walker provide for the payment of certain compensation and benefits to each of Mr. Lewelling and Mr. Walker only upon termination of employment by Spirit without cause within two years after the effective date of their respective agreements. As each of Messrs. Lewelling and Walker has been employed by Spirit for longer than two years under their respective employment agreements, no additional compensation or benefits will be payable to either Mr. Lewelling or Mr. Walker pursuant to their respective employment agreements by reason of termination of their employment with Spirit.

Neither the Company nor Spirit has an employment agreement with Mr. Brunton. Accordingly, upon termination of employment for any reason, salary and benefits are continued only through the date of termination.

Supplemental Executive Retirement Plan

Pursuant to the SERP, Mr. Turner holds 228,675 phantom stock units. Upon a “Change in Control” following a “Liquidity Event” (as defined in the SERP), Mr. Turner is entitled to receive payment with respect to each of those phantom stock units in an amount equal to (i) the market value of one share of Class B Common stock in the Company (determined as of the business day immediately preceding the date of payment), plus (ii) the amount of all dividends (other than stock dividends), if any, actually paid on one share of Class B Common stock in the Company during the period from June 16, 2005 through the date payment is made. A “Change in Control” under the SERP is a transaction pursuant to which a person, or more than one person acting as a group (in either case, however, excluding Onex), acquires (i) more than 50% of the total voting power of the stock of the Company (including, but not limited to, acquisition by merger, consolidation, recapitalization, reorganization, or sale or transfer of the Company’s equity interests), or (ii) all or substantially all of the assets of the Company or Spirit and all or substantially all of the proceeds from such transaction are distributed to the stockholders of the Company. A “Liquidity Event” under the SERP includes the initial public offering consummated by the Company on November 27, 2006. Thus, Mr. Turner will be entitled to payment under the SERP with respect to his phantom stock units upon any future “Change in Control.” Payment under the SERP will be made in a single lump sum in cash or stock as soon as administratively practicable following the change in control.

Deferred Compensation Plan

Pursuant to the DCP, the named executive officers participating in the DCP are entitled to receive payment of amounts credited to their deferred compensation accounts under the DCP upon a separation from service with Spirit and its affiliates. Amounts are payable in a lump sum or in up to 15 annual installment payments, as elected by each participant (subject to the terms and conditions set forth in the DCP).

Payment to a participant of any employer matching or discretionary contributions made under the DCP is subject to satisfaction by the participant of noncompetition and nonsolicitation requirements during the term of the participant’s employment and for so long as the participant receives payments under the DCP and confidentiality requirements. In addition, the participant must not have been terminated for cause.

Summary Tables

The following tables summarize the amounts potentially payable upon termination of employment for each of Mr. Turner and Mr. Schmidt, assuming termination occurred on December 31, 2007. For purposes of presenting amounts payable over a period of time (e.g., salary continuation), the amounts are shown as a single total but not as a present value (i.e., the single sum does not reflect any discount).

Jeffrey L. Turner

				Termination
				Upon		Involuntary
				Expiration of		Termination		Termination
	Voluntary		Termination	Employment		Without		Due to		Termination
	Termination		for Cause	Agreement		Cause		Disability		Due to Death

Salary Continuation	—		—	$526,800	(4)	$526,800	(4)	$2,238,900	(8)	$120,725	(11)
Future STIP Award	$438,561	(3)	—	$2,984,322	(5)	$2,984,322	(5)	—		$1,930,722	(12)
Medical/Dental Insurance	—		—	$16,272	(6)	$16,272	(6)	$69,156	(9)	—
Life Insurance	—		—	—		—		$4,692	(10)	—
SERP (Phantom Stock)(1)	$7,889,288		$7,889,288	$7,889,288		$7,889,288		$7,889,288		$7,889,288
DCP—Employee(2)	$101,184		$101,184	$101,184		$101,184		$101,184		$101,184
EIP	—		—	—		$4,377,050	(7)	—		$4,377,050	(7)

(1)	228,675 phantom stock units multiplied by $34.50 (the NYSE closing price for our Class A Common stock on December 31, 2007).

(2)	Account balance as of December 31, 2007.

(3)	One-half of the 2007 STIP award of $877,122, which includes both the cash and stock portions.

(4)	Base salary of $263,400 for 24 months.

(5)	100% of 2007 STIP award of $877,122, plus 2 additional years at target performance (400% of $263,400 base salary each year).

(6)	Monthly company contribution toward medical and dental coverage ($607 medical and $71 dental) for 24 months.

(7)	126,871 shares multiplied by per share value. Assumes all remaining equity interest in us held by Onex is disposed of in a transaction occurring as of December 31, 2007 (after termination of Mr. Turner’s employment), and “Return on Invested Capital” equals or exceeds 26%. Value per share of restricted stock assumed to be $34.50 (the closing price for our Class A Common stock on December 31, 2007).

(8)	Base salary ($263,400) continued to age 65 (8 1/2 years).

(9)	Monthly company contribution toward medical and dental coverage ($607 medical and $71 dental) continued to age 65 (8 1/2 years).

(10)	Monthly company contribution toward life insurance coverage ($46) continued to age 65 (8 1/2 years).

(11)	Base salary ($263,400) continued to June 15, 2008 (5 1/2 months).

(12)	100% of 2007 STIP award of $877,122, plus 1 additional year at target performance (400% of $263,400 base salary).

Ulrich (Rick) Schmidt

				Termination
				Upon
				Expiration of		Involuntary		Termination
	Voluntary		Termination	Employment		Termination		Due to		Termination
	Termination		for Cause	Agreement		Without Cause		Disability		Due to Death

Salary Continuation	—		—	$865,000	(2)	$865,000	(2)	$3,027,500	(8)	$288,333	(12)
Acceleration of STIP Award	—		—	$665,574	(3)	$665,574	(3)	$665,574	(3)	$665,574	(3)
Future STIP Award	$288,045	(1)	—	$1,960,090	(4)	$1,960,090	(4)	—		$1,268,090	(13)
Medical/Dental Insurance	—		—	$17,616	(5)	$17,616	(5)	$61,656	(9)	$5,872	(14)
Life Insurance	—		—	—		$1,800	(6)	$6,300	(10)	—
EIP	—		—	—		$3,647,547	(7)	$11,927,547	(11)	$11,927,547	(11)

(1)	One-half of the 2007 STIP award of $576,090, which includes both the cash and stock portions.

(2)	Base salary of $432,500 for 24 months.

(3)	19,292 shares multiplied by $34.50 (the NYSE closing price for our Class A Common stock on December 31, 2007).

(4)	100% of 2007 STIP award of $576,090, plus 2 additional years at target performance (160% of $432,500 base salary each year).

(5)	Monthly company contribution toward medical and dental coverage ($734) for 24 months.

(6)	Monthly company contribution toward life insurance coverage ($75) for 24 months.

(7)	105,726 shares multiplied by per share value. Assumes all remaining equity interest in us held by Onex is disposed of in a transaction occurring as of December 31, 2007 (after termination of Mr. Schmidt’s employment), and “Return on Invested Capital” equals or exceeds 26%. Value per share of restricted stock assumed to be $34.50 (the closing price for our Class A Common stock on December 31, 2007).

(8)	Base salary ($432,500) continued to age 65 (7 years).

(9)	Monthly company contribution toward medical and dental coverage ($734) continued to age 65 (7 years).

(10)	Monthly company contribution toward life insurance coverage ($75) continued to age 65 (7 years).

(11)	345,726 shares multiplied by per share value. Assumes all remaining equity interest in us held by Onex is disposed of in a transaction occurring as of December 31, 2007 (after termination of Mr. Schmidt’s employment), and “Return on Invested Capital” equals or exceeds 26%. Value per share of restricted stock assumed to be $34.50 (the closing price for our Class A Common stock on December 31, 2007).

(12)	Base salary ($432,500) continued to September 1, 2008 (8 months).

(13)	100% of 2007 STIP award of $576,090, plus 1 additional year at target performance (160% of $432,500 base salary).

(14)	Monthly company contribution toward family medical and dental coverage ($734) continued to September 1, 2008 (8 months).

Change in Control

Neither the Company nor Spirit maintains a change in control agreement or any other similar plan or arrangement intended specifically to provide income protection for executive officers upon a change in control. However, under the SERP, a change in control may result in payment of amounts with respect to phantom stock granted under the SERP. Under the EIP, a change in control may provide participants the opportunity to acquire an interest in restricted shares granted under the EIP and/or may increase the opportunity to acquire an interest in restricted shares upon a future liquidity event. In addition, Spirit’s employment agreement with Mr. Schmidt treats certain adverse employment action in connection with a change in control as an involuntary termination without cause for purposes of determining amounts payable pursuant to that agreement.

Executive Incentive Plan

Pursuant to the EIP, participants have the opportunity to acquire an interest in restricted shares granted under the EIP upon the occurrence of a “Liquidity Event.” A “Liquidity Event” is defined under the EIP to include a “Change in Control.” A “Change in Control” is defined under the EIP as a transaction pursuant to which a person, or more than one person acting as a group (in either case, however, excluding Onex), acquires (i) more than 50% of the total voting power of the stock of the Company (including, but not limited to, acquisition by merger, consolidation, recapitalization, reorganization, or sale or transfer of the Company’s equity interests), or (ii) all or substantially all of the assets of the Company or Spirit and all or substantially all of the proceeds from such transaction are distributed to the stockholders of the Company. Thus, upon a “Change in Control” under the EIP, participants may have the opportunity to acquire an interest in restricted shares granted under the EIP.

Upon the occurrence of a “Liquidity Event” under the EIP (including a “Change in Control”), the number of restricted shares in which a participant acquires an interest (if any) depends on three factors, including a service factor (based on the number of years of service credited or deemed credited as of the “Liquidity Event”). Participants who are employed on the date of a “Liquidity Event” are deemed to have fully satisfied the service factor for purposes of determining the number of restricted shares in which such participant acquired an interest with respect to that Liquidity Event. In addition, upon a “Change in Control,” special rules apply for purposes of applying the service factor in the event of a subsequent “Liquidity Event.”

•	For each participant employed on the date of the “Change in Control” who either is not offered continued employment in a comparable position or continues employment after the “Change in Control” but, within 12 months, is either involuntarily terminated without cause or is assigned to a position that is not a comparable position, the service factor is deemed fully satisfied upon future liquidity events.

•	For each participant employed on the date of the “Change in Control” who is offered a comparable position but declines to accept it, the service factor is not deemed fully satisfied upon future liquidity events, but a more accelerated schedule applies for purposes of determining the extent to which the service factor has been satisfied.

Accordingly, a “Change in Control” under the EIP may increase the extent to which a participant may acquire an interest in restricted shares under the EIP upon a future “Liquidity Event.”

Ulrich (Rick) Schmidt Employment Agreement

Pursuant to Spirit’s employment agreement with Mr. Schmidt, his employment will be treated as involuntarily terminated without cause if, following a change in control (as defined in the EIP), either he is not offered continued employment in a comparable position or he continues to perform services following the change in control but is, within 12 months following the change in control, assigned to a position that is not a comparable position. As more fully described above, certain additional payments and benefits are due upon an involuntary termination of Mr. Schmidt’s employment without cause. Accordingly, a change in control may result in the payment of those additional amounts if Mr. Schmidt’s employment does not continue in a comparable position following such change in control.

Summary Table

The following table summarizes the compensation that may become payable to the named executive officers upon a change in control, assuming the change of control occurred on December 31, 2007.

	SERP		EIP		Employment Agreement

Jeffrey L. Turner	$7,889,288	(1)	$14,313,050	(2)	—
Ulrich (Rick) Schmidt	—		$11,927,547	(2)	$3,510,080	(3)
John A. Lewelling	—		$3,578,271	(2)	—
Ronald C. Brunton	—		$3,578,271	(2)	—
H. David Walker	—		$2,385,503	(2)	—

(1)	228,675 phantom stock units multiplied by $34.50 (the closing price for our Class A Common stock on December 31, 2007).

(2)	Number of restricted shares multiplied by per share value. Assumes all remaining equity interest in us held by Onex is disposed of in a transaction occurring as of December 31, 2007, and “Return on Invested Capital” equals or exceeds 26%. Therefore, EIP participants acquire an interest in all remaining shares of restricted stock. Value per share of restricted stock assumed to be $34.50 (the closing price for our Class A Common stock on December 31, 2007).

(3)	Sum of amounts payable in connection with involuntary termination without cause, other than amounts payable as a result of the crediting of additional years of service for vesting purposes under the EIP, which are already included in the EIP column.

Change in Responsibilities

As discussed above, under Spirit’s employment agreement with Mr. Schmidt, if Mr. Schmidt is assigned to a position following a change in control that is not a comparable position, he may be treated as involuntarily terminated without cause. The compensation payable to him in that event is summarized in the immediately preceding table.

PROPOSAL 2: APPROVAL OF AMENDMENTS TO THE COMPANY’S SHORT-TERM INCENTIVE PLAN

Proposed Amendments

The Compensation Committee (which administers the STIP) has recommended, and the Board has approved, subject to approval by our stockholders at the Annual Meeting, the following amendments to the Spirit AeroSystems Holdings, Inc. Short-Term Incentive Plan (the “STIP”):

•	Increase of the number of shares of common stock available for grant under the STIP by 2,000,000 shares; and

•	Modification of the class of common stock to be granted to plan participants from Class B Common stock to Class A Common stock.

If approved, this proposal would increase the maximum aggregate number of shares of the Company’s common stock authorized for issuance pursuant to the STIP from 800,000 to 2,800,000 shares, all of which would be shares of Class A Common stock. In the event that stockholder approval is received, the STIP would be amended as set forth in Appendix A.

Discussion of the Amendments

The STIP was originally adopted on June 16, 2005. At that time, 800,000 shares were reserved for issuance under the plan. As of March 14, 2008, 39,534 shares remained available for future award grants. We believe that the type and number of shares currently available under the STIP does not give us sufficient authority and flexibility to adequately provide for future incentives. We believe that operation of the STIP is critical to attracting and retaining employees, consultants and independent contractors in a competitive labor market, which is essential to our long-term growth and success. We compete with several companies who are similarly engaged in original parts design and manufacturing of commercial aerostructures, including certain successful and high profile organizations, for a limited pool of talented people. In addition, as the size of awards granted under the STIP depends on achievement of certain performance targets, we use the STIP to create incentives for performance and to align the interests of our executives with those of our stockholders.

The purpose of these amendments to the STIP is to (1) authorize adequate shares to fund expected awards under our short-term incentive program, and (2) allow us to grant awards of the same class of common stock held by our public stockholders, which have one vote per share, instead of the shares of Class B Common stock currently granted, which have ten votes per share. We believe that the increased number of shares represents a reasonable amount of potential equity dilution and will allow us to continue awarding short-term equity incentives, which are an important component of our overall compensation program. We currently expect, based on anticipated future grants of awards under the STIP, that the additional 2,000,000 shares requested will fund the short-term equity incentive program through the end of fiscal 2012. As of December 31, 2007, the market value of the additional 2,000,000 shares proposed to be made available for issuance under the STIP would have been $69,000,000, calculated by multiplying the number of shares by $34.50, the closing price per share of the Company’s Class A Common stock on the last trading day of the Company’s fiscal year 2007.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENTS TO THE COMPANY’S SHORT-TERM INCENTIVE PLAN.

Description of the STIP

The following is a summary of the principal features of the STIP. This summary does not purport to be a complete description of all of the provisions of the STIP. It is qualified in its entirety by reference to the full text of the STIP. A copy of the STIP as proposed to be amended pursuant to this Proposal 2 has been filed electronically with the SEC and included as Appendix A to this Proxy Statement. Any stockholder who desires to obtain a copy of the plan may do so by written request to us.

Administration. The Compensation Committee administers the STIP. Subject to the terms of the STIP, the Compensation Committee has complete discretion and authority to: (i) interpret the STIP, (ii) establish and amend rules and regulations relating to the STIP, (iii) designate the individuals that are eligible to participate in the STIP, (iv) determine whether an award will be made in cash, shares or both, (v) determine the amount of an award and the terms, conditions, restrictions and limitations of awards, including requiring, as a condition precedent to such restricted stock grant under the STIP that a STIP participant execute a stockholders agreement or other agreements with us (the “Stockholders Agreement”) and/or our stockholders, in such form and substance it deems necessary or appropriate, in its sole discretion and (vi) make all other determinations it deems necessary or advisable for the administration of the STIP.

Eligibility, Limitations and Types of Awards Under the STIP. Awards under the STIP may be granted only to employees, consultants and contractors of the Company and Spirit. The Compensation Committee selects, in its sole discretion, the individuals who participate in the STIP.

The STIP authorizes the grant of awards consisting of restricted stock, cash or both, as determined by the Compensation Committee. No STIP participant may elect the form or amount of his or her benefit under the STIP, it being within the sole discretion of the Compensation Committee to determine the form and amount of benefits to be offered under the STIP, if any.

Restricted Stock. An award of restricted stock is a grant to the recipient of a specified number of shares of common stock, subject to certain forfeiture conditions as described below under “Service and Performance Based Awards”. STIP participants are not required to pay any consideration to the Company at the time of a grant of restricted stock. Shares that are subject to awards which expire or for any reason are cancelled, terminated, or forfeited, or for any other reason are not paid or delivered under the STIP will again be available for subsequent awards under the plan. Shares exchanged or withheld to satisfy the tax withholding obligations related to any award will not be available for subsequent awards under the plan.

Cash Awards. The Compensation Committee may make awards under the STIP in the form of a cash payment in such amounts as the Compensation Committee may determine, in its sole discretion. Subject to the Compensation Committee’s determination otherwise, the STIP provides that cash awards, if earned, will be paid in a lump sum as soon as administratively practicable after the end of the calendar year to which the award relates, but in no event later than 2 1/2 months after the end of such year. Participants may elect to defer payment of all or part of such benefit in accordance with the terms and provisions of our Deferred Compensation Plan.

As of February 22, 2008, aggregate cash payments of approximately $16 million have been made under the STIP.

Service and Performance-Based Awards. In each calendar year, the Compensation Committee establishes certain performance targets or goals and corresponding incentive benefits for the selected STIP participants for the year. The size of participants’ awards for a calendar year depends on performance levels achieved during that year. Recipients of restricted stock grants under the STIP acquire an interest in these shares only after completing one year of continuous employment with us after the date such restricted stock grants are made. Cash awards, if earned, are typically paid in a lump sum no later than 2 1/2 months after the end of the year in which they are earned. Subject to certain exceptions contained in the STIP, the Compensation Committee may increase the number of shares of restricted stock granted, decrease the period of employment required for a STIP participant to acquire an interest in such restricted stock or receive such cash payment or modify performance objectives in whole or in part, during the performance period, as it deems appropriate and equitable. In the event of a participant’s death, payment of any remaining amounts are made to the participant’s beneficiary.

Dividends/Ownership Rights. In the event a dividend is declared on shares of the Company’s common stock, dividends on the restricted stock grants will be cumulated and paid to STIP participants only at the time and to the extent they acquire an interest in such restricted stock. A participant under the STIP does not have the rights of a stockholder with respect to any restricted stock unless and until the stockholder acquires such an interest in such restricted stock.

Non-Transferability of Awards. Subject to certain exceptions contained in the STIP, awards of restricted stock granted under the STIP generally are not transferable by the recipient, and are further subject to such conditions and restrictions on transfer as are set forth in the Company’s certificate of incorporation and bylaws, the Stockholders Agreement, as well as any other agreements to be entered into by the Company and the STIP participants as the Compensation Committee deems necessary or appropriate. The Compensation Committee has discretion, however, to establish written conditions and procedures for the transfer of awards of restricted stock to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and otherwise comply with the governing documents of the Company and the Stockholders Agreement.

Duration, Effectiveness, Amendment and Termination. The STIP will continue in effect until terminated by us. The Board may amend the STIP at any time and for any reason; provided, that, any such amendment will be subject to stockholder approval to the extent required by applicable laws, regulations or rules. An amendment will also be subject to a participant’s consent if such amendment will reduce the amount of the benefit that the participant is then entitled to receive; provided, that, no consent shall be required to the extent the Board determines, in its sole discretion, that such amendment is required by applicable laws.

Federal Income Tax Considerations

The following is a brief summary of the U.S. federal income tax consequences applicable to awards granted under the STIP based on the federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties.

Cash-Based Awards. A recipient of a cash award under the STIP will recognize ordinary income, which amount will be includable in the participant’s taxable income in the year the award is paid. We will be entitled to a deduction equal to the amount of the award in the year in which the award is earned as long as the Company makes the payment by March 15 of the following year.

Restricted Stock. Restricted stock received pursuant to awards under the STIP is subject to a substantial risk of forfeiture for federal income tax purposes. A participant who receives an award of restricted stock and who does not make the election described below recognizes no taxable income upon the grant of restricted stock. When the restrictions with respect to the stock lapse, the participant recognizes ordinary income equal to the then fair market value of the shares and, subject to Section 162(m) of the Code, we are entitled to a corresponding deduction. Upon a subsequent sale of the shares, the participant realizes short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Dividends on restricted stock are treated as ordinary income at the time paid.

A participant may elect, pursuant to Section 83(b) of the Code, to recognize compensation income with respect to the shares when the shares are granted rather than at the time the restrictions lapse, in an amount equal to the fair market value of the shares at the time of the grant. We are generally entitled to a corresponding deduction at that time. By making a Section 83(b) election, the STIP participant realizes no additional compensation income with respect to the shares when the restrictions lapse. A participant will recognize capital gain or loss with respect to the shares when they are subsequently sold. A Section 83(b) election must be filed with the Internal Revenue Service within 30 days of the date the shares of restricted stock are granted.

Section 162(m) Limitations. Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to our chief executive officer and to each of our other three most highly compensated executive officers (other than our chief financial officer). The general rule is that annual compensation paid to any of these specified executives is deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if such compensation qualifies as “performance-based compensation” by complying with certain conditions imposed by the Code Section 162(m) rules (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one fiscal year) and if the material terms of such compensation are disclosed to and approved by the Company’s stockholders.

Withholding. The Company is entitled to deduct from the payment of any award under the STIP all applicable income and employment taxes required by federal, state, local or foreign law to be withheld.

Specific Benefits

The Company has not approved any awards that are conditioned on stockholder approval of the STIP proposal. The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to the STIP Participants under the STIP and will be granted at the sole discretion of the Compensation Committee. If the proposed increase in the share limit for the STIP had been in effect in 2007, the Company expects that its award grants for 2007 would not have been different from those actually made in that year under the plan.

Vote Required

Unless otherwise instructed, the proxy holders will vote proxies received by them “FOR” this Proposal 2. The affirmative vote of a majority of the votes of the shares of common stock represented at the meeting is required to approve the amendments to the STIP.

PROPOSAL 3: APPROVAL OF AMENDMENTS TO THE COMPANY’S AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

Proposed Amendments

The Compensation Committee (which administers the LTIP) has recommended, and the Board has approved, subject to approval by our stockholders at the Annual Meeting, the following amendments to the Spirit AeroSystems Holdings, Inc. Amended and Restated Long-Term Incentive Plan (the “LTIP”):

•	Increase of the number of shares of common stock available for grant under the LTIP by 3,000,000 shares; and

•	Modification of the class of common stock to be granted to plan participants from Class B Common stock to Class A Common stock.

If approved, this proposal would increase the maximum aggregate number of shares of the Company’s common stock authorized for issuance pursuant to the LTIP from 400,000 to 3,400,000 shares. All shares remaining available for future grants under the LTIP would be shares of Class A Common stock. In the event that stockholder approval is received, the LTIP would be amended as set forth in Appendix B.

Discussion of the Amendments

The LTIP was originally adopted on January 1, 2006 and amended and restated on December 1, 2006. When the LTIP was adopted, 400,000 shares of Class B Common stock were reserved for issuance under the plan. As of March 14, 2008, 263,603 shares remained available for future award grants. We believe that the number of shares currently available under the LTIP does not give us sufficient authority and flexibility to adequately provide for future incentives. We believe that operation of the LTIP is critical to attracting and retaining employees, consultants and independent contractors in a competitive labor market, which is essential to our long-term growth and success. We compete with several companies who are similarly engaged in original parts design and manufacturing of commercial aerostructures, including certain successful and high profile organizations, for a limited pool of talented people. In addition, as the awards granted under the LTIP will typically vest over several years, the LTIP will be an important retention tool, especially as remaining grants under the EIP vest.

The purpose of these amendments to the LTIP is to (1) authorize adequate shares to fund expected awards under our long-term incentive program, and (2) allow us to grant awards of the same class of common stock held by our public stockholders, which have one vote per share, instead of the shares of Class B Common stock currently granted, which have ten votes per share. We believe that the increased number of shares represents a reasonable amount of potential equity dilution and will allow us to continue awarding long-term equity incentives, which are an important component of our overall compensation program. We currently expect, based on anticipated future grants of awards under the LTIP, that the additional 3,000,000 shares requested will fund the long-term equity incentive program through the end of fiscal 2012. As of December 31, 2007, the market value of the additional 3,000,000 shares proposed to be made available for issuance under the LTIP would have been $103,500,000, calculated by multiplying the number of shares by $34.50, the closing price per share of the Company’s Class A Common stock on the last trading day of the Company’s fiscal year 2007.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENTS TO THE COMPANY’S AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN.

Description of the LTIP

The following is a summary of the principal features of the LTIP. This summary does not purport to be a complete description of all of the provisions of the LTIP. It is qualified in its entirety by reference to the full text of the LTIP. A copy of the LTIP as proposed to be amended pursuant to this Proposal 3 has been filed electronically with the SEC and included as Appendix B to this Proxy Statement. Any stockholder who desires to obtain a copy of the plan may do so by written request to us.

Administration. The Compensation Committee administers the LTIP. Subject to the terms of the LTIP, the Compensation Committee has complete discretion and authority to: (i) interpret the LTIP, (ii) establish and amend rules and regulations relating to the LTIP, (iii) designate the individuals that are eligible to participate in the LTIP, (iv) determine whether an award will be made in cash, shares or both, (v) determine the amount of an award and the terms, conditions, restrictions and limitations of awards, including requiring, as a condition precedent to such restricted stock grant under the LTIP that an LTIP participant execute the Stockholders Agreement and (vi) make all other determinations it deems necessary or advisable for the administration of the LTIP.

Eligibility, Limitations and Types of Awards Under the LTIP. Awards under the LTIP may be granted only to employees, consultants and contractors of the Company and the Company’s wholly-owned subsidiary, Spirit. The Compensation Committee selects, in its sole discretion, the individuals who participate in the LTIP.

The LTIP authorizes the grant of awards consisting of restricted stock. No LTIP participant may elect the amount of his or her benefit under the LTIP, it being within the sole discretion of the Compensation Committee to determine the amount of benefits to be offered under the LTIP, if any.

Restricted Stock. An award of restricted stock is a grant to the recipient of a specified number of shares of common stock, subject to certain forfeiture conditions as described below under “Service and Performance Based Awards”. LTIP participants are not required to pay any consideration to the Company at the time of a grant of restricted stock. Shares that are subject to awards which expire or for any reason are cancelled, terminated, or forfeited, or for any other reason are not paid or delivered under the LTIP will again be available for subsequent awards under the plan. Shares exchanged or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under the plan.

Service-Based Awards. The Compensation Committee will determine the vesting schedules for shares granted under the LTIP. We expect to grant restricted stock awards under the LTIP with multi-year vesting schedules.

Dividends/Ownership Rights. In the event a dividend is declared on shares of the Company’s common stock, dividends on the restricted stock grants will be cumulated and paid to LTIP participants only at the time and to the extent they acquire an interest in such restricted stock. A participant under the LTIP does not have the rights of a stockholder with respect to any restricted stock unless and until the stockholder acquires such an interest in such restricted stock.

Non-Transferability of Awards. Subject to certain exceptions contained in the LTIP, awards of restricted stock granted under the LTIP generally are not transferable by the recipient, and are further subject to such conditions and restrictions on transfer as are set forth in the Company’s certificate of incorporation and bylaws, the Stockholders Agreement, as well as any other agreements to be entered into by the Company and the LTIP participants as the Compensation Committee deems necessary or appropriate. The Compensation Committee has discretion, however, to establish written conditions and procedures for the transfer of awards of restricted stock to other persons or entities, provided that such transfers comply with applicable federal and state securities laws and otherwise comply with the governing documents of the Company and the Stockholders Agreement.

Duration, Effectiveness, Amendment and Termination. The LTIP will continue in effect until terminated by us. The Board may amend the LTIP at any time and for any reason; provided, that, any such amendment will be subject to stockholder approval to the extent required by applicable laws, regulations or rules. An amendment will also be subject to a participant’s consent if such amendment will reduce the amount of the benefit that the participant is then entitled to receive; provided, that, no consent shall be required to the extent the Board determines, in its sole discretion, that such amendment is required by applicable laws.

Federal Income Tax Considerations

The following is a brief summary of the U.S. federal income tax consequences applicable to awards granted under the LTIP based on the federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties.

Restricted Stock. Restricted stock received pursuant to awards under the LTIP is considered subject to a substantial risk of forfeiture for federal income tax purposes. A participant who receives an award of restricted stock and who does not make the election described below recognizes no taxable income upon the grant of restricted stock. When the restrictions with respect to the stock lapse, the participant recognizes ordinary income equal to the then fair market value of the shares and, subject to Section 162(m) of the Code, we are entitled to a corresponding deduction. Upon a subsequent sale of the shares, the participant realizes short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Dividends on restricted stock are treated as ordinary income at the time paid.

A participant may elect, pursuant to Section 83(b) of the Code, to recognize compensation income with respect to the shares when the shares are granted rather than at the time the restrictions lapse, in an amount equal to the fair market value of the shares at the time of the grant. We are generally entitled to a corresponding deduction at that time. By making a Section 83(b) election, the LTIP participant realizes no additional compensation income with respect to the shares when the restrictions lapse. A participant will recognize capital gain or loss with respect to the shares when they are subsequently sold. A Section 83(b) election must be filed with the Internal Revenue Service within 30 days of the date the shares of restricted stock are granted.

Section 162(m) Limitations. Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to our chief executive officer and to each of our other three most highly compensated executive officers (other than our chief financial officer). The general rule is that annual compensation paid to any of these specified executives is deductible only to the extent that it does not exceed $1,000,000.

Withholding. The Company is entitled to deduct from the payment of any award under the LTIP all applicable income and employment taxes required by federal, state, local or foreign law to be withheld.

Specific Benefits

The Company has approved awards under the LTIP that are conditioned on stockholder approval of Proposal 3. If the proposed increase in the share limit for the LTIP had been in effect in 2007, the Company expects that its award grants for 2007 would not have been different from those actually made in that year under the plan.

The following table shows information regarding the LTIP awards that have been approved by the Board, to be granted to the Company’s named executive officers and other persons and groups identified below, subject to stockholder approval.

		Value of
	% of 2008 Base Salary	Award
Name and Position	(1)	($)

Named Executive Officers:
Jeffrey L. Turner, President & CEO	350%	$921,900
Ulrich (Rick) Schmidt, EVP & CFO	100%	$432,500
John Lewelling, SVP/GM AeroStructures Segment	100%	$375,000
Ronald C. Brunton, EVP & Chief Operations Officer	200%	$500,000
H. David Walker, SVP of Sales & Marketing	120%	$264,000
Total for all current executive officers, including the named executive officers identified above (average % of 2008 Base Salary)	147%	$3,754,139
Total for all employees, including all current officers who are not executive officers, as a group (average % of 2008 Base Salary)	130%	$4,654,139

(1)	Amount of the LTIP Awards is expressed as a percentage of 2008 base salary and is expected to be converted into shares of the Company’s Class A Common stock at the average of the opening and closing trading price of the Company’s Class A Common stock on the third trading day after the Company’s announcement of its earnings for the first quarter of 2008.

Vote Required

Unless otherwise instructed, the proxy holders will vote proxies received by them “FOR” this Proposal 3. The affirmative vote of a majority of the votes of the shares of common stock represented at the meeting is required to approve the amendments to the LTIP.

Equity Compensation Plan Information

The following table represents restricted shares outstanding under the EIP, the Director Stock Plan, and the STIP and LTIP plans as of December 31, 2007.

Number of Securities
Remaining Available for
Future Issuances Under
	Number of Securities to be	Weighted Average	Equity Compensation
	Issued Upon Exercise of	Exercise Price of	Plans (Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected in
	Warrants and Rights	Warrants and Rights	Column(a))
Plan Category	(a)	(b)	(c)

Restricted Stock Awards
Equity compensation plans approved by security holders(1)	2,762,879	$—	7,516,626
Equity compensation plans not approved by security holders(2)	—	$—	—

Total	2,762,879	$—	7,516,626

(1)	Approved by previous stockholders in place before our initial public offering.

(2)	Our equity incentive plans provide for the issuance of incentive awards to officers, directors, employees and consultants in the form of stock appreciation rights, restricted stock and deferred stock, in lieu of cash compensation.

PROPOSAL 4: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Overview

PricewaterhouseCoopers LLP currently serves as the Company’s independent registered public accounting firm, and that firm conducted the audit of the Company’s accounts for fiscal year 2007. The Audit Committee has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year 2008, and the Board is asking stockholders to ratify that selection. Selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification. Although the Sarbanes-Oxley Act of 2002, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise the Company’s independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of PricewaterhouseCoopers LLP for ratification by stockholders as a matter of good corporate practice.

If a majority of votes cast on this matter are not cast in favor of the selection of PricewaterhouseCoopers LLP, the Audit Committee and the Board will reconsider the selection of such firm as the Company’s independent registered public accounting firm. Even if stockholders vote on an advisory basis in favor of the selection, the Audit Committee may, in its discretion, direct the selection of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

The Company expects that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

Unless otherwise instructed, the proxy holders will vote proxies received by them “FOR” the proposal. The affirmative vote of a majority of the votes of the shares of common stock represented at the meeting is required to approve the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Report of the Audit Committee

The Board has a separately-designated standing Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee assists the Board in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public, the Company’s systems of internal controls regarding finance, accounting, legal and regulatory compliance, and ethics that the Board and the Company’s management have established, and the Company’s auditing, accounting, and financial reporting processes generally. The Audit Committee annually selects the Company’s independent registered public accounting firm and evaluates the independence, qualifications, and performance of the Company’s internal auditors and the independent registered public accounting firm. The Audit Committee establishes procedures for and oversees receipt, retention, and treatment of complaints received by the Company regarding accounting, internal control, or auditing matters and the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements as of and for the year ended December 31, 2007, as well as the representations of management regarding the Company’s internal control over financial reporting. The Audit Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluation of the Company’s internal controls, management’s representations regarding internal control over financial reporting, and the overall quality of the Company’s financial reporting.

The Audit Committee has discussed with the independent registered public accounting firm all items required by the standards of the Public Company Accounting Oversight Board, including the Statement on Auditing Standards, No. 61, as amended, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with the independent registered public accounting firm its independence from the Company and its management.

The Audit Committee has relied on management representations that the financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America and on the opinion of the independent registered public accounting firm included in their report to the Company’s audited financial statements.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the SEC, and selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2008.

Audit Committee
Francis Raborn, Chairman
Ivor (Ike) Evans
Robert Johnson

Fees Billed by the Independent Registered Public Accounting Firm

The fees incurred by the Company, including its majority-owned subsidiaries, for services provided by PricewaterhouseCoopers LLP, the independent registered public accounting firm, in 2007 and 2006 are set forth below.

	December 31,	December 31,
	2007	2006
	(Dollars in thousands)

Audit Fees(1)	$3,343.6	$2,743.6
Audit-Related Fees(2)	$1,847.8	$1,312.0
Tax Fees(3)	—	—
All Other Fees(4)	—	—

Total	$5,191.4	$4,055.6

(1)	Represents fees and expenses for professional services provided in connection with the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements, statutory audits, and advice on accounting matters directly related to the audit and audit services provided in connection with other regulatory filings.

(2)	For 2006, amount is primarily for assistance with the Company’s initial public offering and Registration Statement on Form S-1, technical accounting and reporting consultations, and assistance with the Company’s acquisition of Spirit Europe. For 2007, amount is primarily for assistance with the Company’s secondary offering and Registration Statement on Form S-1, technical accounting and reporting consultations and due diligence associated with the evaluation of Airbus manufacturing sites in Europe.

(3)	Represents fees and expenses for preparation and review of tax returns and filings, tax consultations and advice related to compliance with tax laws, and tax planning strategies. For fiscal years 2006 and 2007, no fees or expenses were incurred for tax services.

(4)	No fees or expenses were incurred in this category for fiscal years 2006 and 2007.

The Audit Committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Each year, the Audit Committee approves the terms on which the independent registered public accounting firm is engaged for the ensuing fiscal year. All non-audit services must be approved by the Audit Committee.

OTHER MATTERS

General

The Board does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. In addition to the scheduled items of business, the meeting may consider stockholder proposals (including proposals omitted from the Proxy Statement and form of proxy pursuant to the proxy rules of the SEC) and matters relating to the conduct of the meeting. As to any other business that may properly come before the meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

The Company’s Solicitation of Proxies

The Proxy accompanying this Proxy Statement is solicited by the Board. Proxies may be solicited by officers, directors, and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All of the costs of solicitation of proxies will be paid by the Company.

Stockholders Proposals to Be Presented at the Next Annual Meeting

Stockholders Proposals. Proposals of stockholders intended to be presented at the Company’s 2009 Annual Stockholder Meeting (i) must be received by the Company at its offices no later than November 24, 2008 (120 days preceding the one year anniversary of the Mailing Date), (ii) may not exceed 500 words, (iii) must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company’s Proxy Statement and form of proxy for that meeting, and (iv) must otherwise contain certain information specified in the Company’s By-laws.

Discretionary Proposals. Stockholders intending to commence their own proxy solicitations and present proposals from the floor of the 2009 Annual Stockholder Meeting in compliance with Rule 14a-4 promulgated under the Exchange Act must notify the Company of such intentions before February 9, 2009 (the first business day following 45 days preceding the one year anniversary of the Mailing Date). After such date, the Company’s proxy in connection with the 2009 Annual Stockholder Meeting may confer discretionary authority on the Board to vote.

The Company’s Website

In addition to the information about the Company and its subsidiaries contained in this Proxy Statement, extensive information about the Company can be found on its website located at www.spiritaero.com, including information about its management team, products and services and its corporate governance practices. The content on the Company’s website is available for information purposes only, and should not be relied upon for investment purposes, and is not deemed to be incorporated by reference into this Proxy Statement.

The Company makes available through its Internet website under the heading “Investor Relations”, its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports after it electronically files such materials with the SEC. Copies of the Company’s key corporate governance documents, including its Corporate Governance Guidelines, Code of Ethics and Business Conduct, and charters for the Audit Committee and the Compensation Committee are also available on the Company’s website.

The Company’s 2007 Annual Report, including a copy of its Annual Report on Form 10-K (which is not a part of the Company’s proxy soliciting materials), excluding exhibits, is being mailed to stockholders with this proxy statement. A copy of any or all exhibits to the Form 10-K will be furnished to any stockholder, without charge, upon receipt of a phone call or written request from such person. Such request may be made to the Company’s Investor Relations Department by writing to Spirit AeroSystems, Investor Relations, P.O. Box 780008, Wichita, KS, 67278-0008, or by calling (316) 523-1797 or by sending an email request to investorrelations@spiritaero.com.

By order of the Board of Directors.

Sincerely,

Gloria Farha Flentje
Secretary
Spirit AeroSystems Holdings, Inc.
3801 South Oliver
Wichita, Kansas 67210
March 24, 2008

APPENDIX A

Spirit
AeroSystems
Holdings, Inc.
Amended and
Restated Short-Term
Incentive Plan

SPIRIT AEROSYSTEMS HOLDINGS, INC.

AMENDED AND RESTATED SHORT-TERM INCENTIVE PLAN

A-i

A-ii

SPIRIT AEROSYSTEMS HOLDINGS, INC.

AMENDED AND RESTATED SHORT-TERM INCENTIVE PLAN

W I T N E S S E T H: That;

WHEREAS, the Company sponsors and maintains the Spirit AeroSystems Holdings, Inc. Short-Term Incentive Plan, pursuant to which specified incentive benefits are provided to Participants in the form of cash or shares of the Company’s common stock, or both, on the terms and conditions set forth herein; and

WHEREAS, the Company desires to amend the Plan (i) to provide for additional shares of the Company’s common stock to be available for awards under the Plan, and (ii) to provide that all awards of stock under the Plan after the Effective Date will be made only in shares of the Company’s Class A common stock; and

WHEREAS, it has become desirable to amend and restate the Plan in its entirety; and

WHEREAS, the Board of Directors of the Company has reviewed the terms and provisions hereof and found them satisfactory; and

WHEREAS, the shareholders of the Company have approved increasing the number of Shares available for awards under the Plan.

NOW, THEREFORE, effective as of the Effective Date, the Company hereby adopts this amended and restated Plan on the terms and conditions set forth herein, which Plan will be known as the “Spirit AeroSystems Holdings, Inc. Amended and Restated Short-Term Incentive Plan” (the “Plan”).

ARTICLE I — PURPOSE

Section 1.01. Purpose.  The purpose of the Plan is to provide specified incentive benefits, in the form of cash or Shares or both, to Employees who are eligible to participate in the Plan, subject to certain conditions and restrictions, as set forth in the Plan. Effective as of the Effective Date, the maximum aggregate number of Shares that may be granted to Participants under the Plan shall be 2,800,000 shares of the Company’s Class A common stock.

ARTICLE II — DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings, unless the context clearly indicates otherwise.

Section 2.01. Beneficiary or Beneficiaries means the person, persons, entity, or entities entitled to receive any benefits under this Plan pursuant to the designation of the Participant (or in default of such designation) as provided in Section 5.02 hereof.

Section 2.02. Board of Directors means the Board of Directors of the Company.

Section 2.03. Code means the Internal Revenue Code of 1986, as amended.

Section 2.04. Committee means the Board of Directors or a committee appointed by, and serving at the pleasure of, the Board of Directors for purposes of administering the Plan, which committee shall operate under rules and procedures established by the Board of Directors from time to time for such purpose.

Section 2.05. Company means Spirit AeroSystems Holdings, Inc., a Delaware corporation, or its successor.

Section 2.06. Effective Date has the meaning set forth in Section 10.01.

Section 2.07. Employee means a consultant or independent contractor of the Employer or any individual who is employed and compensated (by a payroll check issued directly from the Employer or Employer agent to the Employee or direct payroll deposit made to the Employee’s account by the Employer or Employer agent) by the Employer.

Section 2.08. Employer means the Company, Spirit AeroSystems, Inc. (or its successor), and any other entity that adopts this Plan with the consent and approval of the Committee.

Section 2.09. Participant means an Employee who has been designated by the Committee as eligible to participate in this Plan pursuant to Section 3.01. Where the context requires, the term “Participant” also shall include a former Participant.

Section 2.10. Plan means this Spirit AeroSystems Holdings, Inc. Amended and Restated Short-Term Incentive Plan, as amended.

Section 2.11. Plan Year means the 12-month period commencing January 1 each year.

Section 2.12. Separation from Service means the termination of employment (including termination of a consulting or independent contractor arrangement) with the Employer. The term includes, but is not limited to, a termination which arises from a Participant’s death, disability, discharge (with or without cause), or voluntary termination. In the case of an employee, the term shall not include any temporary absences due to vacation, sickness, or other leaves of absence granted to a Participant by the Employer. A Separation from Service shall not be deemed to occur, however, upon a transfer involving any combination of any entity comprising the Employer.

Section 2.13. Shares means shares of the Company’s common stock.

Section 2.14. Sole Discretion means the right and power to decide a matter, which right may be exercised arbitrarily at any time and from time to time.

ARTICLE III — ELIGIBILITY

Section 3.01. Eligibility.  The Committee shall have the unrestricted right and power, which may be exercised in its Sole Discretion at any time and from time to time, to designate Employees who are eligible to participate in this Plan. The Committee also shall have the right, in its Sole Discretion, to terminate an individual’s future participation in this Plan.

ARTICLE IV — BENEFITS

Section 4.01. Benefits.  For each Plan Year, the Committee may, in its Sole Discretion, establish an individual schedule or schedules for each Participant setting forth certain performance targets or goals for such Participant and corresponding incentive benefits available to such Participant under the Plan, which schedule may be revised by the Committee at any time and from time to time, in its Sole Discretion. Benefits may be offered under the Plan in the form of cash, Shares, or both, in such amounts as the Committee may determine in its Sole Discretion. No Participant shall have the right or be offered the opportunity to elect the form or amount of the Participant’s benefit under the Plan, it being within the Sole Discretion of the Committee to determine the form and amount of benefits to be offered under the Plan (if any).

From and after the Effective Date, grants of Shares under the Plan may be made only in shares of the Company’s Class A common stock.

Section 4.02. Grants of Shares.  In the event Shares are granted to a Participant under the Plan (which Shares shall be subject to the restrictions contained in this Plan, “Restricted Shares”), the Committee shall have the unrestricted right and power, in its Sole Discretion, to establish such terms, conditions, restrictions, or procedures related to a grant of such Restricted Shares as the Committee deems necessary or appropriate, including, but not limited to, requiring, as a condition precedent to a grant of such Restricted Shares under the Plan, that a Participant execute the Investor Stockholders Agreement, dated as of June 16, 2005, between the Company and its shareholders (the “Stockholders Agreement”), and such other agreements with the Company and/or other shareholders in the Company as the Committee deems necessary or appropriate, in such form and substance as may be satisfactory to the Committee, in its Sole Discretion. Participation by a Participant in any grant of Restricted Shares under the Plan shall neither limit nor require participation by the Participant in any other benefits under Plan, it being within the Sole Discretion of the Committee to determine the individuals eligible to participate in the Plan and in a grant of benefits under the Plan. The Restricted Shares may be either previously issued Shares that have been reacquired by the Company or authorized but unissued Shares, as the Board of Directors shall from time to time determine. If any Participant’s interest in Restricted Shares granted under the Plan terminates, any Shares in which the Participant has no further interest shall again become available to be granted under the Plan.

Section 4.03. Interest in Shares.  A Participant granted Restricted Shares shall have no interest in those Shares upon grant and shall only acquire an interest in those Shares upon the Participant being credited with one year of service after the date such Shares are granted to the Participant. A Participant shall be credited with one year of service after the date Shares are granted to the Participant if the Participant is continuously performing services (or deemed to be continuously performing services) for the Employer for the 12-month period ending on the anniversary of the date the Restricted Shares are granted to the Participant. Restricted Shares granted to a Participant shall be deemed to have been granted as of the date designated and prescribed by the Committee. If a Separation from Service occurs during the 12-month period following the grant of a Restricted Share, the Participant’s interest in such Share shall automatically terminate and be of no further force or effect.

Notwithstanding the foregoing, the Committee may at any time, in its Sole Discretion, credit a Participant with a year of service after the date Restricted Shares are granted to the Participant or otherwise increase the number of, or any Participant’s interest in, Restricted Shares granted under the Plan, if the Committee determines, in its Sole Discretion, it is in the best interests of the Company to do so.

Section 4.04. Conditions.  Shares acquired under the Plan shall be subject to any and all terms, conditions, and restrictions set forth in the Company’s certificate of incorporation and bylaws, as well as the Stockholders Agreement and any other agreement entered into with respect to such Shares.

Section 4.05. Restriction on Transfer of Shares.  Shares acquired under this Plan shall be subject to such conditions and restrictions on transfer as are set forth in the Company’s certificate of incorporation and bylaws, as well as the Stockholders Agreement and any other agreement entered into with respect to such Shares. Any voluntary or involuntary sale, assignment, transfer, or exchange of Shares acquired under the Plan that fails to satisfy or comply with any applicable condition or restriction on such sale, assignment, transfer, or exchange shall be void and of no effect and shall not bind or be recognized by the Company. No Shares may be transferred unless the transferee first executes, acknowledges, and delivers to the Company such instruments as the Company may deem necessary or advisable to effect the transfer.

Section 4.06. Dividends.  Dividends declared by the Board of Directors with respect to Shares shall, with respect to any Restricted Shares, be cumulated and paid to the Participant only if and at the time, and to the extent that, the Participant acquires an interest in any such Restricted Shares in accordance with this Article IV.

Section 4.07. No Rights of Stockholder.  Restricted Shares shall not be subject to transfer or assignment, and a Participant shall not have the rights of a stockholder in the Company with respect to Restricted Shares unless and until the Participant acquires an interest in such Restricted Shares in accordance with this Article IV.

Section 4.08. Certificates and Legends.  The Company may, but shall not be required, to issue certificates with respect to Restricted Shares granted under the Plan. If certificates representing Restricted Shares are issued, such certificates will bear (until, in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) the following legend:

The securities represented by this document are subject to the terms, conditions, restrictions, and contingencies, including restrictions on transfer and risk of forfeiture, contained in the Spirit AeroSystems Holdings, Inc. Amended and Restated Short-Term Incentive Plan, as amended from time to time, a copy of which is on file at the principal office of Spirit AeroSystems Holdings, Inc.

ARTICLE V — PAYMENT OF BENEFITS

Section 5.01. Payment of Cash Benefits.  To the extent a Participant is entitled to receive a cash benefit under Section 4.01 hereof with respect to services performed during a Plan Year, such benefit shall be payable in a lump sum as soon as administratively practicable after the end of such Plan Year, but in no event later than 2 1/2 months after the end of such Plan Year, subject to any timely election to defer payment of all or part of such benefit in accordance with the terms and provisions of the Spirit AeroSystems Holdings, Inc. Deferred Compensation Plan.

Section 5.02. Payments in the Event of Death.  In the event a Participant dies before receiving all benefits payable to Participant under the Plan, payment of the remaining amounts shall be made to the Participant’s Beneficiary. The Beneficiary of a Participant shall be the person, persons, entity, or entities designated by the Participant on a beneficiary designation form provided by the Committee. A Participant shall have the right to change the Participant’s Beneficiary designation at any time; provided, however, that no change of a beneficiary shall be effective until received and accepted by the Committee. In the event a Participant dies without having a valid Beneficiary designation in force, or in the event no designated Beneficiary is alive or in being at the time of the Participant’s death, the Participant’s Beneficiary shall be deemed to be the Participant’s surviving spouse or, if the Participant leaves no surviving spouse, the Participant’s estate.

If the Committee has any doubt as to the proper person(s) or entity(ies) to receive payments hereunder, it shall have the right to withhold payment until the matter is finally adjudicated. Any payment made in good faith and in accordance with the provisions of the Plan and a Participant’s Beneficiary designation form shall fully discharge the Employer from all further obligations with respect to such payment.

ARTICLE VI — SOURCE OF BENEFITS

Section 6.01. Source of Benefits.  Amounts payable hereunder shall be paid exclusively from the general assets of the Employer. The Employer’s obligation under this Plan shall constitute a mere promise to pay benefits in the future, and no person entitled to payment hereunder shall have any claim, right, security interest, or other interest in any fund, trust, account, insurance contract, or other asset of Employer. The Employer is not obligated to invest in any specific assets or fund, but it may invest in any asset or assets it deems advisable in order to provide a means for the payment of any liabilities under this Plan and may contribute amounts to a trust conforming to the requirements of Revenue Procedure 92-64, as amended. With respect to cash benefits (if any), each Participant shall be an unsecured general creditor of the Employer and shall have no interest whatsoever in any such assets or fund. The Employer’s liability for the payment of benefits hereunder shall be evidenced only by this Plan.

Section 6.02. Multiple Employers.  In the event a Participant is or has been employed by two or more Employers and is entitled to a benefit from more than one Employer under this Plan, the liability for the payment of such Participant’s benefits under this Plan shall be apportioned among the Employers based upon a determination made by the Committee, in its Sole Discretion. A Participant may only secure payment of benefits from the Employer to whom the Committee has apportioned liability for the benefits.

ARTICLE VII — ADMINISTRATION

Section 7.01. Committee.  The Committee shall have full power to administer this Plan in all of its details, which powers shall include, but are not limited to, the authority, in addition to all other powers provided by this Plan, to:

A.	Determine in its Sole Discretion the eligibility of any individual to participate in the Plan;

B.	Make discretionary interpretations regarding the terms of the Plan and make factual findings with respect to any issue arising under the Plan, including, but not limited to, the power to determine whether an individual is eligible to participate in the Plan or receive benefits under the Plan and whether an individual has incurred a Separation from Service, with its interpretation to be final and conclusive;

C.	Compute the amounts payable for any Participant or other person in accordance with the provisions of the Plan, determine the manner and time for making such payments in accordance with the provisions of the Plan, and determine and authorize the person or persons to whom such payments will be paid;

D.	Receive and review claims for benefits and render decisions respecting such claims under the Plan;

E.	Make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of this Plan;

F.	Appoint such agents, specialists, legal counsel, accountants, consultants, or other persons as the Committee deems advisable to assist in administering the Plan; and

G.	Maintain all records of the Plan.

Section 7.02. Reliance on Certificates, etc.  The members of the Committee, the Board of Directors, and the officers and employees of the Company shall be entitled to rely on all certificates and reports made by any duly appointed accountants and on all opinions given by any duly appointed legal counsel. Such legal counsel may be counsel for the Employer.

Section 7.03. Plan Records.  In all matters related to administration of the Plan, the official determinations and records of the Plan, as made, identified, and maintained by the Committee, in its Sole Discretion, will control. In the event of any discrepancy between the official determinations and records of the Plan and any other document or communication, the official determinations and records of the Plan will control.

ARTICLE VIII — AMENDMENT AND TERMINATION

Section 8.01. Amendment.  The Board of Directors reserves the right, at will, at any time and from time to time, to modify, alter, or amend this Plan (including without limitation a retroactive modification, alteration, or amendment), in whole or in part, and any such modification, alteration, or amendment shall be binding upon the Company, the Committee, each Participant, any adopting Employer, and all other persons; provided, however, that no amendment shall, without the Participant’s (or present interest Beneficiary’s) written consent, reduce the amount of the benefit that a Participant (or present interest Beneficiary) is then entitled to receive (the same as if the Participant had incurred a Separation from Service as of such date), including, but not limited to, any interest in Shares the Participant may have acquired under the Plan, subject to the terms and conditions of the Company’s certificate of incorporation and bylaws, the Stockholders Agreement, and any other agreement entered into with respect to such Shares. Notwithstanding the foregoing, no consent shall be required and the Board of Directors shall have the right to modify, alter, or amend this Plan (including a retroactive modification, alteration or amendment), at will and at any time, if it determines, in its Sole Discretion, that such amendment is necessary to comply with applicable law, which shall include, but shall not be limited to, the right to retroactively apply any amendments necessary to comply with any provision of the Code or any judicial or administrative guidance.

Section 8.02. Termination.  The Company will have no obligation whatsoever to maintain this Plan for any given length of time and may, at will and at any time, discontinue or terminate this Plan in whole or in part. In addition, an adopting Employer shall have the right to discontinue or terminate its participation in this Plan as to its Employees. Upon a complete or partial termination of the Plan, each affected Participant (and present interest Beneficiary) shall be entitled to receive benefits in accordance with Article V. Further, upon termination of the Plan, the rights of each Participant to acquire an interest in the Shares granted to such Participant under the Plan shall terminate.

ARTICLE IX — RESTRICTIONS ON ALIENATION

Section 9.01. Restrictions on Alienation.  Until the actual receipt of any benefit under this Plan by a Participant or Beneficiary, no right or benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, assignment, transfer, pledge, encumbrance, garnishment, execution, levy, or charge of any kind, whether voluntary or involuntary, including assignment or transfer to satisfy any liability for alimony or other payments for property settlement or support of a spouse or former spouse or other relative of a Participant or Beneficiary, whether upon divorce, legal separation, or otherwise. Any attempt to anticipate, alienate, sell, assign, transfer, pledge, encumber, garnish, execute upon, levy upon, or charge any right or benefit under the Plan shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such benefit, and no right or benefit hereunder shall be considered an asset of such person in the event of his or her divorce, insolvency, or bankruptcy. The rights of a Participant or a Beneficiary hereunder shall not be subject in any manner to attachment or other legal process for the debts of the Participant or such Beneficiary.

ARTICLE X — MISCELLANEOUS

Section 10.01. Effective Date.  This amended and restated Plan shall be effective from and after the later of (i) the date of its adoption and approval by the Board of Directors and (ii) the date of approval by the stockholders of the Company of the increased number of shares available for awards under the Plan (the “Effective Date”).

Section 10.02. Payments Net of Withholding.  Notwithstanding any other provision of the Plan, all transfers or payments shall be net of any amount sufficient to satisfy all federal, state, and local withholding tax requirements, and shall also be net of all amounts owed by Participant to the Employer.

With respect to Shares granted to a Participant under this Plan, any required withholdings or reductions may be accomplished by any of the following methods (or any combination of the following methods), as determined by the Committee in its Sole Discretion: (i) the total number of Shares granted to the Participant may be reduced by a number of whole or fractional Shares (as determined by the Committee, in its Sole Discretion), the value of which will be applied to satisfy such withholdings or reductions, but if the value of the Shares so withheld exceeds the amount of such withholdings or reductions, such excess will be paid in cash to the Participant within 2 1/2 months after the date the withholding occurs; (ii) the amount of the withholdings or reductions may be withheld from other amounts payable to the Participant by the Employer, including, but not limited to, other compensation; (iii) the Participant may be required, as a condition precedent to transfer or release of the Shares, to make a payment to the Employer in an amount equal to the amount of the withholdings or reductions (e.g., by selling a sufficient number of Shares); or (iv) such other method or combination of methods as the Committee deems appropriate, in its Sole Discretion.

The Committee will have the right, in its Sole Discretion, to require, as a condition precedent to the transfer or release of any Shares granted under this Plan, that the transferee execute such agreements or documents (e.g., power of attorney) as the Committee deems necessary or appropriate.

Section 10.03. Binding on Successors.  This Plan shall be binding upon all Participants, their respective heirs, and personal representatives, and upon the Employer, its successors, and assigns.

Section 10.04. Adoption by Other Employers.  Any employer, corporation, or other entity with employees now in existence or hereafter formed or acquired, which is not already an Employer under this Plan, and which is otherwise legally eligible, may in the future, with the consent and approval of the Company, adopt this Plan, and thereby, from and after the specified effective date, become an Employer under this Plan. However, the sole and absolute right to amend the Plan is reserved to the Company. It shall not be necessary for the adopting corporation or entity to sign or execute the original or the amended Plan documents. The administrative powers and control of the Company as provided in the Plan, including the sole right of amendment and of appointment and removal of the Committee, shall not be diminished by reason of the participation of any such adopting entity in this Plan.

Section 10.05. Minors and Incompetents.  If any person to whom a benefit is payable under this Plan is legally incompetent, either by reason of age or by reason of mental or physical disability, the Committee is authorized to cause the payments becoming due to such person to be made to another for his or her benefit without responsibility of the Company, the Employer, the Committee or the Board of Directors to see to the

application of such payments. Payments made pursuant to this authority shall constitute a complete discharge of all obligations hereunder.

Section 10.06. Erroneous Payments.  If any person receives any amount of benefits that the Committee in its Sole Discretion later determines that such person was not entitled to receive under the terms of the Plan, such person shall be required to immediately make reimbursement to the Employer. In addition, the Committee shall have the right to offset any future claims for benefits under the Plan against amounts that person was not otherwise entitled to receive.

Section 10.07. Headings.  The headings used in this Plan are inserted for reference purposes only and shall not be deemed to limit or affect in any way the meaning or interpretation of any of the terms or provisions herein.

Section 10.08. Notices.  Any notices or communications permitted or required to be given herein by any Participant, the Company, the Committee, the Employer, or any other person shall be deemed given either (i) when delivered, or (ii) three days after being placed in the United States mail in an envelope addressed to the last communicated address of the person to whom the notice is being given, with adequate postage thereon prepaid.

Section 10.09. Severability.  If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions thereof, and the Plan shall be construed and enforced as if such provisions had not been included.

Section 10.10. No Contract of Employment.  Nothing contained herein shall be construed to constitute a contract of employment between any employee and any employer. Nothing herein contained shall be deemed to give any employee the right to be retained in the employ of an employer or to interfere with the right of the employer to discharge any employee at any time without regard to the effect such discharge might have on the employee as a Participant under this Plan.

Section 10.11. Certain Limitations.  In the event the Employer is subject to legal limitations on the payment of benefits, then benefit payments hereunder shall be reduced or eliminated, as the case may be, to comply with such legal limitations.

Section 10.12. State Law.  This Plan and all agreements entered into under the Plan shall be governed, construed, administered, and regulated in all respects under the laws of the State of Delaware, without regard to the principles of conflicts of law, to the extent such laws are not preempted by the laws of the United States of America. Any action concerning the Plan or any agreement entered into under the Plan shall be maintained exclusively in the state or federal courts in Delaware.

Section 10.13. Government and Other Regulations.  The obligation of the Company to grant or sell and deliver Shares under the Plan shall be subject to all applicable laws, rules, and regulations and such approvals by any governmental agencies as may be required, including, but not limited to, the effectiveness of a registration statement under the Securities Act of 1933, as amended, as deemed necessary or appropriate by legal counsel for the Company.

Section 10.14. Nonexclusivity of the Plan.  The adoption of the Plan by the Board of Directors shall not be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable.

IN WITNESS WHEREOF, the Company has caused this amended and restated Plan to be executed by a duly authorized officer as of the Effective Date.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

By:
Name:

Title:

APPENDIX B

Spirit
AeroSystems
Holdings, Inc.
Second Amended and
Restated Long-Term
Incentive Plan

SPIRIT AEROSYSTEMS HOLDINGS, INC.

SECOND AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

Table of Contents

Page

ARTICLE I — PURPOSE		B-1
Section 1.01.	Purpose	B-1
ARTICLE II — DEFINITIONS		B-1
Section 2.01.	Board of Directors	B-1
Section 2.02.	Code	B-1
Section 2.03.	Committee	B-1
Section 2.04.	Company	B-1
Section 2.05.	Effective Date	B-1
Section 2.06.	Employee	B-1
Section 2.07.	Employer	B-1
Section 2.08.	Participant	B-2
Section 2.09.	Plan	B-2
Section 2.10.	Separation from Service	B-2
Section 2.11.	Shares	B-2
Section 2.12.	Sole Discretion	B-2
ARTICLE III — ELIGIBILITY		B-2
Section 3.01.	Eligibility	B-2
ARTICLE IV — GRANTS OF SHARES		B-2
Section 4.01.	Grants	B-2
Section 4.02.	Interest in Shares	B-3
Section 4.03.	Conditions	B-3
Section 4.04.	Restriction on Transfer of Shares	B-3
Section 4.05.	Dividends	B-3
Section 4.06.	No Rights of Stockholder	B-3
Section 4.07.	Certificates and Legends	B-3
ARTICLE V — ADMINISTRATION		B-3
Section 5.01.	Committee	B-3
Section 5.02.	Reliance on Certificates, etc.	B-4
Section 5.03.	Plan Records	B-4
ARTICLE VI — AMENDMENT AND TERMINATION		B-4
Section 6.01.	Amendment	B-4
Section 6.02.	Termination	B-4
ARTICLE VII — MISCELLANEOUS		B-4
Section 7.01.	Effective Date	B-4
Section 7.02.	Payments Net of Withholding	B-5
Section 7.03.	Binding on Successors	B-5
Section 7.04.	Adoption by Other Employers	B-5
Section 7.05.	Headings	B-5
Section 7.06.	Notices	B-5
Section 7.07.	Severability	B-5
Section 7.08.	No Contract of Employment	B-5
Section 7.09.	Certain Limitations	B-6
Section 7.10.	State Law	B-5
Section 7.11.	Government and Other Regulations	B-6
Section 7.12.	Nonexclusivity of the Plan	B-6

B-i

SPIRIT AEROSYSTEMS HOLDINGS, INC.

SECOND AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

W I T N E S S E T H: That;

WHEREAS, the Company sponsors and maintains the Spirit AeroSystems Holdings, Inc. Amended and Restated Long-Term Incentive Plan (the “Plan”), pursuant to which specified incentive benefits are provided to Participants in the form of shares of the Company’s common stock, on the terms and conditions set forth herein; and

WHEREAS, the Company desires to amend the Plan (i) to provide for additional shares of the Company’s common stock to be available for awards under the Plan, and (ii) to provide that all awards of stock under the Plan after the Effective Date will be made only in shares of the Company’s Class A common stock; and

WHEREAS, it has become desirable to amend and restate the Plan in its entirety; and

WHEREAS, the Board of Directors of the Company has reviewed the terms and provisions hereof and found them satisfactory; and

WHEREAS, the shareholders of the Company have approved increasing the number of Shares available for awards under the Plan.

NOW, THEREFORE, effective as of the Effective Date, the Company hereby adopts this second amended and restated Plan on the terms and conditions set forth herein, which Plan will be known as the “Spirit AeroSystems Holdings, Inc. Second Amended and Restated Long-Term Incentive Plan.”

ARTICLE I — PURPOSE

Section 1.01. Purpose.  The purpose of the Plan is to provide specified benefits in the form of Shares to Employees who are eligible to participate in the Plan, subject to certain conditions and restrictions, as set forth in the Plan. Effective as of the Effective Date, the maximum aggregate number of Shares that may be granted to Participants under the Plan shall be 3,400,000 shares of the Company’s Class A common stock.

ARTICLE II — DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings, unless the context clearly indicates otherwise.

Section 2.01. Board of Directors means the Board of Directors of the Company.

Section 2.02. Code means the Internal Revenue Code of 1986, as amended.

Section 2.03. Committee means the Board of Directors or a committee appointed by, and serving at the pleasure of, the Board of Directors for purposes of administering the Plan, which committee shall operate under rules and procedures established by the Board of Directors from time to time for such purpose.

Section 2.04. Company means Spirit AeroSystems Holdings, Inc., a Delaware corporation, or its successor.

Section 2.05. Effective Date has the meaning set forth in Section 7.01.

Section 2.06. Employee means a consultant or independent contractor of the Employer or any individual who is employed and compensated (by a payroll check issued directly from the Employer or Employer agent to the Employee or direct payroll deposit made to the Employee’s account by the Employer or Employer agent) by the Employer.

Section 2.07. Employer means the Company, Spirit AeroSystems, Inc. (or its successor), and any other entity that adopts this Plan with the consent and approval of the Committee.

Section 2.08. Participant means an Employee who has been designated by the Committee as eligible to participate in this Plan pursuant to Section 3.01. Where the context requires, the term “Participant” also shall include a former Participant.

Section 2.09. Plan means this Spirit AeroSystems Holdings, Inc. Second Amended and Restated Long-Term Incentive Plan, as amended.

Section 2.10. Separation from Service means the termination of employment (including termination of a consulting or independent contractor arrangement) with the Employer. The term includes, but is not limited to, a termination which arises from a Participant’s death, disability, discharge (with or without cause), or voluntary termination. In the case of an employee, the term shall not include any temporary absences due to vacation, sickness, or other leaves of absence granted to a Participant by the Employer. A Separation from Service shall not be deemed to occur, however, upon a transfer involving any combination of any entity comprising the Employer.

Section 2.11. Shares means shares of the Company’s common stock.

Section 2.12. Sole Discretion means the right and power to decide a matter, which right may be exercised arbitrarily at any time and from time to time.

ARTICLE III — ELIGIBILITY

Section 3.01. Eligibility.  The Committee shall have the unrestricted right and power, which may be exercised in its Sole Discretion at any time and from time to time, to designate Employees who are eligible to participate in this Plan. The Committee also shall have the right, in its Sole Discretion, to terminate an individual’s future participation in this Plan.

ARTICLE IV — GRANTS OF SHARES

Section 4.01. Grants.  The Committee may, in its Sole Discretion, establish an individual schedule or schedules for each Participant setting forth certain performance targets or goals for such Participant and a corresponding grant of Shares to a Participant under the Plan, which schedule may be revised by the Committee at any time and from time to time, in its Sole Discretion. In addition, the Committee may, in its Sole Discretion, make such other grants of Shares to Participants as it deems desirable from time to time.

From and after the Effective Date, grants of Shares under the Plan may be made only in shares of the Company’s Class A common stock.

In the event Shares are granted to a Participant under the Plan (which Shares shall be subject to the restrictions contained in this Plan, “Restricted Shares”), the Committee shall have the unrestricted right and power, in its Sole Discretion, to establish such terms, conditions, restrictions, or procedures related to a grant of such Restricted Shares as the Committee deems necessary or appropriate, including, but not limited to, requiring, as a condition precedent to a grant of such Restricted Shares under the Plan, that a Participant execute the Investor Stockholders Agreement, dated as of June 16, 2005, between the Company and its shareholders (the “Stockholders Agreement”), and such other agreements with the Company and/or other shareholders in the Company as the Committee deems necessary or appropriate, in such form and substance as may be satisfactory to the Committee in its Sole Discretion. Participation by a Participant in any grant of Restricted Shares under the Plan shall neither limit nor require participation by the Participant in any other benefits under the Plan, it being within the Sole Discretion of the Committee to determine the individuals eligible to participate in the Plan and in a grant of Shares under the Plan. The Restricted Shares may be either previously issued Shares that have been reacquired by the Company or authorized but unissued Shares, as the Board of Directors shall from time to time determine. If any Participant’s interest in Restricted Shares granted under the Plan terminates, any Shares in which the Participant has no further interest shall again become available to be granted under the Plan.

Section 4.02. Interest in Shares.  A Participant granted Restricted Shares on or after December 1, 2006 shall have no interest in those Shares upon grant and shall only acquire an interest in those Shares upon the Participant being credited with such service as the Committee may determine in its Sole Discretion after the date such Shares are granted to the Participant. Restricted Shares granted to a Participant shall be deemed to have been granted as of the date designated and prescribed by the Committee. If a Separation from Service occurs following the grant of a Restricted Share and prior to completion of the prescribed service requirement, the Participant’s interest in such Share shall automatically terminate and be of no further force or effect.

Restricted Shares granted prior to December 1, 2006 shall be subject to the terms and conditions of this Plan at the time such Restricted Shares were granted.

Notwithstanding the foregoing, the Committee may at any time, in its Sole Discretion, credit a Participant service after the date Restricted Shares are granted to the Participant or otherwise increase the number of, or any Participant’s interest in, Restricted Shares granted under the Plan, if the Committee determines, in its Sole Discretion, it is in the best interests of the Company to do so.

Section 4.03. Conditions.  Shares acquired under the Plan shall be subject to any and all terms, conditions, and restrictions set forth in the Company’s certificate of incorporation and bylaws, as well as the Stockholders Agreement and any other agreement entered into with respect to such Shares.

Section 4.04. Restriction on Transfer of Shares.  Shares acquired under this Plan shall be subject to such conditions and restrictions on transfer as are set forth in the Company’s certificate of incorporation and bylaws, as well as the Stockholders Agreement, and any other agreement entered into with respect to such Shares. Any voluntary or involuntary sale, assignment, transfer, or exchange of Shares acquired under the Plan that fails to satisfy or comply with any applicable condition or restriction on such sale, assignment, transfer, or exchange shall be void and of no effect and shall not bind or be recognized by the Company. No Shares may be transferred unless the transferee first executes, acknowledges, and delivers to the Company such instruments as the Company may deem necessary or advisable to effect the transfer.

Section 4.05. Dividends.  Dividends declared by the Board of Directors with respect to Shares shall, with respect to any Restricted Shares, be cumulated and paid to the Participant only if and at the time, and to the extent that, the Participant acquires an interest in any such Restricted Shares in accordance with this Article IV.

Section 4.06. No Rights of Stockholder.  Restricted Shares shall not be subject to transfer or assignment, and a Participant shall not have the rights of a stockholder in the Company with respect to Restricted Shares unless and until the Participant acquires an interest in such Restricted Shares in accordance with this Article IV.

Section 4.07. Certificates and Legends.  The Company may, but shall not be required, to issue certificates with respect to Restricted Shares granted under the Plan. If certificates representing Restricted Shares are issued, such certificates will bear (until, in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) the following legend:

The securities represented by this document are subject to the terms, conditions, restrictions, and contingencies, including restrictions on transfer and risk of forfeiture, contained in the Spirit AeroSystems Holdings, Inc. Second Amended and Restated Long-Term Incentive Plan, as amended from time to time, a copy of which is on file at the principal office of Spirit AeroSystems Holdings, Inc.

ARTICLE V — ADMINISTRATION

Section 5.01. Committee.  The Committee shall have full power to administer this Plan in all of its details, which powers shall include, but are not limited to, the authority, in addition to all other powers provided by this Plan, to:

A.	Determine in its Sole Discretion the eligibility of any individual to participate in the Plan;

B.	Make discretionary interpretations regarding the terms of the Plan and make factual findings with respect to any issue arising under the Plan, including, but not limited to, the power to determine whether an individual is eligible to participate in the Plan or receive benefits under the Plan and whether an individual has incurred a Separation from Service, with its interpretation to be final and conclusive;

C.	Compute the amounts payable for any Participant or other person in accordance with the provisions of the Plan, determine the manner and time for making such payments in accordance with the provisions of the Plan, and determine and authorize the person or persons to whom such payments will be paid;

D.	Receive and review claims for benefits and render decisions respecting such claims under the Plan;

E.	Make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of this Plan;

F.	Appoint such agents, specialists, legal counsel, accountants, consultants, or other persons as the Committee deems advisable to assist in administering the Plan; and

G.	Maintain all records of the Plan.

Section 5.02. Reliance on Certificates, etc.  The members of the Committee, the Board of Directors, and the officers and employees of the Company shall be entitled to rely on all certificates and reports made by any duly appointed accountants and on all opinions given by any duly appointed legal counsel. Such legal counsel may be counsel for the Employer.

Section 5.03. Plan Records.  In all matters related to administration of the Plan, the official determinations and records of the Plan, as made, identified, and maintained by the Committee, in its Sole Discretion, will control. In the event of any discrepancy between the official determinations and records of the Plan and any other document or communication, the official determinations and records of the Plan will control.

ARTICLE VI — AMENDMENT AND TERMINATION

Section 6.01. Amendment.  The Board of Directors reserves the right, at will, at any time and from time to time, to modify, alter, or amend this Plan (including without limitation a retroactive modification, alteration, or amendment), in whole or in part, and any such modification, alteration, or amendment shall be binding upon the Company, the Committee, each Participant, any adopting Employer, and all other persons; provided, however, that no amendment shall, without the Participant’s (or present interest Beneficiary’s) written consent, reduce the amount of Shares that a Participant (or present interest Beneficiary) is then entitled to receive (the same as if the Participant had incurred a Separation from Service as of such date), including, but not limited to, any interest in Shares the Participant may have acquired under the Plan, subject to the terms and conditions of the Company’s certificate of incorporation and bylaws, the Stockholders Agreement, and any other agreement entered into with respect to such Shares. Notwithstanding the foregoing, no consent shall be required and the Board of Directors shall have the right to modify, alter, or amend this Plan (including a retroactive modification, alteration or amendment), at will and at any time, if it determines, in its Sole Discretion, that such amendment is necessary to comply with applicable law, which shall include, but shall not be limited to, the right to retroactively apply any amendments necessary to comply with any provision of the Code or any judicial or administrative guidance.

Section 6.02. Termination.  The Company will have no obligation whatsoever to maintain this Plan for any given length of time and may, at will and at any time, discontinue or terminate this Plan in whole or in part. In addition, an adopting Employer shall have the right to discontinue or terminate its participation in this Plan as to its Employees. Further, upon termination of the Plan, the rights of each Participant to acquire an interest in the Shares granted to such Participant under the Plan shall terminate.

ARTICLE VII — MISCELLANEOUS

Section 7.01. Effective Date.  This second amended and restated Plan shall be effective from and after the later of (i) the date of its adoption and approval by the Board of Directors and (ii) the date of approval by the stockholders of the Company of the increased number of shares available for awards under the Plan (the “Effective Date”).

Section 7.02. Payments Net of Withholding.  Notwithstanding any other provision of the Plan, all transfers shall be net of any amount sufficient to satisfy all federal, state, and local withholding tax requirements, and shall also be net of all amounts owed by Participant to the Employer.

With respect to Shares granted to a Participant under this Plan, any required withholdings or reductions may be accomplished by any of the following methods (or any combination of the following methods), as determined by the Committee in its Sole Discretion: (i) the total number of Shares granted to the Participant may be reduced by a number of whole or fractional Shares (as determined by the Committee, in its Sole Discretion), the value of which will be applied to satisfy such withholdings or reductions, but if the value of the Shares so withheld exceeds the amount of such withholdings or reductions, such excess will be paid in cash to the Participant within 2 1/2 months after the date the withholding occurs; (ii) the amount of the withholdings or reductions may be withheld from other amounts payable to the Participant by the Employer, including, but not limited to, other compensation; (iii) the Participant may be required, as a condition precedent to transfer or release of the Shares, to make a payment to the Employer in an amount equal to the amount of the withholdings or reductions (e.g., by selling a sufficient number of Shares); or (iv) such other method or combination of methods as the Committee deems appropriate, in its Sole Discretion.

The Committee will have the right, in its Sole Discretion, to require, as a condition precedent to the transfer or release of any Shares granted under this Plan, that the transferee execute such agreements or documents (e.g., power of attorney) as the Committee deems necessary or appropriate.

Section 7.03. Binding on Successors.  This Plan shall be binding upon all Participants, their respective heirs, and personal representatives, and upon the Employer, its successors, and assigns.

Section 7.04. Adoption by Other Employers.  Any employer, corporation or other entity with employees now in existence or hereafter formed or acquired, which is not already an Employer under this Plan, and which is otherwise legally eligible, may in the future, with the consent and approval of the Company, adopt this Plan, and thereby, from and after the specified effective date, become an Employer under this Plan. However, the sole and absolute right to amend the Plan is reserved to the Company. It shall not be necessary for the adopting corporation or entity to sign or execute the original or the amended Plan documents. The administrative powers and control of the Company as provided in the Plan, including the sole right of amendment and of appointment and removal of the Committee, shall not be diminished by reason of the participation of any such adopting entity in this Plan.

Section 7.05. Headings.  The headings used in this Plan are inserted for reference purposes only and shall not be deemed to limit or affect in any way the meaning or interpretation of any of the terms or provisions herein.

Section 7.06. Notices.  Any notices or communications permitted or required to be given herein by any Participant, the Company, the Committee, the Employer, or any other person shall be deemed given either (i) when delivered, or (ii) three days after being placed in the United States mail in an envelope addressed to the last communicated address of the person to whom the notice is being given, with adequate postage thereon prepaid.

Section 7.07. Severability.  If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions thereof, and the Plan shall be construed and enforced as if such provisions had not been included.

Section 7.08. No Contract of Employment.  Nothing contained herein shall be construed to constitute a contract of employment between any employee and any employer. Nothing herein contained shall be deemed to give any employee the right to be retained in the employ of an employer or to interfere with the right of the employer to discharge any employee at any time without regard to the effect such discharge might have on the employee as a Participant under this Plan.

Section 7.09. Certain Limitations.  In the event the Employer is subject to legal limitations on the payment of benefits, then benefit payments hereunder shall be reduced or eliminated, as the case may be, to comply with such legal limitations.

Section 7.10. State Law.  This Plan and all agreements entered into under the Plan shall be governed, construed, administered, and regulated in all respects under the laws of the State of Delaware, without regard to the principles of conflicts of law, to the extent such laws are not preempted by the laws of the United States of America. Any action concerning the Plan or any agreement entered into under the Plan shall be maintained exclusively in the state or federal courts in Delaware.

Section 7.11. Government and Other Regulations.  The obligation of the Company to grant or sell and deliver Shares under the Plan shall be subject to all applicable laws, rules, and regulations and such approvals by any governmental agencies as may be required, including, but not limited to, the effectiveness of a registration statement under the Securities Act of 1933, as amended, as deemed necessary or appropriate by legal counsel for the Company.

Section 7.12. Nonexclusivity of the Plan.  The adoption of the Plan by the Board of Directors shall not be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable.

IN WITNESS WHEREOF, the Company has caused this second amended and restated Plan to be executed by a duly authorized officer as of the Effective Date.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

By:
Name:

Title:

X Votes must be indicated (x) in Black or Blue ink.

Please Mark Here for Address Change or Comments ☐
SEE REVERSE SIDE

SPIRIT AEROSYSTEMS HOLDINGS, INC.

1. Election of Directors: FOR ALL ☐ WITHHELD FOR ALL ☐ EXCEPTIONS* ☐

Nominees:

01 – Charles L. Chadwell	06 – Ronald Kadish
02 – Ivor Evans	07 – Francis Raborn
03 – Paul Fulchino	08 – Jeffrey L. Turner
04 – Richard Gephardt	09 – James L. Welch
05 – Robert Johnson	10 – Nigel Wright

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.

*Exceptions ____________________

Signature ____________________ Signature ____________________ Date ____________

▲ FOLD AND DETACH HERE ▲

Choose **MLink**℠ for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect**® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Votes must be indicated Ple ase x Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope. Mark Here (x) in Black or Blue ink. for Address Change or Comments SEE REVERSE SIDE SPIRIT AEROSYSTEMS HOLDINGS, INC. The Board of Directors recommends a vote FOR the listed nominees and FOR Proposals 2 — 4. FOR WITHHELD EXCEPTIONS* ALL FOR ALL FOR AGAINST ABSTAIN 1. Election of Directors: 2. Approve amendments to the Company’s Short-Term Incentive Plan. Nomin ees: FOR AGAINST ABSTAIN 0 1 — Charles L. Chadwell 06 — Ronald Kadish 3 . Approve amendments to the Company’s Long-Term 0 2 — Ivor Evans 07 — Francis Raborn 0 3 — Paul Fulchino 08 — Jeffrey L. Turner Incentive Plan. 0 4 — Richard Gephardt 09 — James L. Welch FOR AGAINST ABSTAIN 0 5 — Robert Johnson 10 — Nigel Wright 4. Ratify the sele ction of PricewaterhouseCoopers LLP (INSTRUCTIONS: To withhold authorit y to vote for any in dividual nominee, mark the as the Company’s n i dependent registered public “Exceptions” box and write that nominee’s name n i the space provided below. accounting firm for fiscal year 2008. *Exceptions ___ Signature Signature Date NOTE: Please sign exactly as name appears on your account. If the shares are registered in the names of two or more persons, each should sign. If acting as attorney, executor, trustee, or in another representative capacity, sign name and title. FOLD AND DETACH HERE Choose MLinkSM for fast, easy and secure 24/7 onlin e access to your future proxy materia ls, n i vestment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

PROXY / VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPIRIT AEROSYSTEMS HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERS APRIL 22, 2008 Each signatory on the reverse side hereby appoin ts Gloria Farha Flentje and Nigel Wrig ht, and each of them, with the power of substitutio n, proxies for the undersigned and authorizes them to represent and vote al of the shares of stock of Spirit AeroSystems Hold n i gs, Inc., which the undersigned may be entit e l d to vote at the Annual Meeting of Stockhold ers to be held on Tuesday, April 22, 2008 (the “Meeting”), and at any adjournment thereof, with respect to all of the proposals n i dicated on the reverse side of this card, and with discretio nary authority as to any other matters that may properly come before the Meeting, in accordance with and as describ ed n i the Notic e and Proxy Statement for the Meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF SPIRIT AEROSYSTEMS HOLDINGS, INC. ON ALL THE PROPOSALS REFERRED TO ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IMPORTANT: PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE. Address Change/Comments (Mark the corresponding box on the reverse side) FOLD AND DETACH HERE You can now access your SPIRIT AEROSYSTEMS HOLDINGS, INC. account online. Access your Spirit AeroSystems Hold ings, Inc. stockholder account onlin e via Investor ServiceDirect® (ISD). The transfer agent for Spirit AeroSystems Hold ings, Inc, now makes t i easy and convenie nt to get current n i formation on your shareholder account. • Vie w account status • View payment his tory for dividends • Vie w certificate history • Make address changes • Vie w book-entry in formation • Obtain a duplicate 1099 tax form • Establish/change your PIN Visit us on the web at http://www.bnymellon.com/shareowner/isd For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Please keep this ticket to be admitted to the annual meeting. NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS TIME: PLACE: WHO MAY VOTE: 11:00 a.m. Eastern Time on Marriot Westfields You may vote f i you were Tuesday, April 22, 2008 Washington Dulle s stockholder of record on March 14750 Conference Center Drive 14, 2008. Chantil y l , Virgin a i By Order of the Board of Dir ectors Gloria Farha Flentje, Corporate Secretary